UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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PAX WORLD HIGH YIELD FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PAX WORLD BALANCED FUND, INC.
PAX WORLD GROWTH FUND, INC.
PAX WORLD HIGH YIELD FUND, INC.

(each a “Fund” and collectively the “Funds”)

A Message from the Funds’ Chief Executive Officer

[mailing date]

Dear Shareholder:

I am writing to you to ask for your vote on the following important matters involving modernization and reorganization of certain aspects of the operations of the Funds: (1) authorizing the directors of your Fund to implement a more proactive and engaged approach to socially responsible investing by replacing the fundamental investment policies that currently constitute the social screening criteria of your Fund with modified and expanded social screening criteria that, as non-fundamental investment policies, will allow the directors and the Fund greater flexibility in responding to contemporary social issues so that the Fund’s social policies can remain relevant and meaningful in a changing world; (2) approving the elimination or amendment of other fundamental policies of your Fund to standardize those policies across the Funds; (3) with respect to Pax World Balanced Fund, Inc. only, approving amendments to the distribution plan of your Fund to conform it with the distribution plans of the other Funds; (4) approving amendments to the investment advisory contract for your Fund; (5) approving the reorganization of your Fund into a newly-formed series of Pax World Funds Series Trust I, a Massachusetts business trust, that has the same investment objective and policies as your Fund (giving effect to any of the other proposals that are approved by shareholders); (6) electing directors for your Fund; and (7) ratifying the selection of Ernst & Young LLP as independent registered public accounting firm for your Fund.

Included in this booklet is information about the upcoming meeting of shareholders of the Funds:

    - A NOTICE OF THE COMBINED ANNUAL MEETING OF SHAREHOLDERS OF EACH OF THE FUNDS (the “Meeting”), which summarizes the issues on which you are being asked to vote; and

    - A PROXY STATEMENT FOR THE MEETING, which provides more detailed information on the specific issues being considered at the Meeting.

ALSO ENCLOSED ARE YOUR BALLOT AND POSTAGE-PAID RETURN ENVELOPE.

Although we would like very much to have each shareholder attend the Meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card(s), vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card(s).

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about the proposals, please call ADP Investor Communication Services, division of Automatic Data Processing North America, Inc., the Funds’ proxy solicitor, at (877) 333-2192, or contact your financial advisor. Thank you for your continued support of Pax World Funds.

Sincerely yours,

Joseph F. Keefe
Chief Executive Officer of
Pax World Balanced Fund, Inc.,
Pax World Growth Fund, Inc. and
Pax World High Yield Fund, Inc.

PAX WORLD BALANCED FUND, INC.
PAX WORLD GROWTH FUND, INC.
PAX WORLD HIGH YIELD FUND, INC.

NOTICE OF COMBINED ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 28, 2006

To the Shareholders of Pax World Balanced Fund, Inc. (“Balanced Fund”), Pax World Growth Fund, Inc. (“Growth Fund”), and Pax World High Yield Fund, Inc. (“High Yield Fund”):

NOTICE IS HEREBY GIVEN that a Combined Annual Meeting of Shareholders (the “Meeting”) of Balanced Fund, Growth Fund and High Yield Fund (each a “Fund,” and collectively, the “Funds”) will be held September 28, 2006 at 9 a.m. Eastern time, at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, New Hampshire 03801.

The following is a list of the Proposals presented in this Proxy Statement:

Proposals:

1. To eliminate the fundamental investment policies that currently constitute the Funds’ social screening criteria (as described in greater detail in the attached proxy statement, the directors intend to adopt modified and expanded, non-fundamental social screening criteria for your Fund to implement a more comprehensive, proactive and engaged approach to socially responsible investing).

2. To approve amendments to and the elimination of certain other fundamental investment policies of your Fund.

3. For the Balanced Fund only, to approve amendments to the distribution plan of your Fund.

4. To approve the amendment and restatement of the investment advisory contract between your Fund and Pax World Management Corp.

5. To approve the reorganization of your Fund (a “Reorganization”) into a separate, corresponding newly-formed series (a “New Fund”) of Pax World Funds Series Trust I, a Massachusetts business trust (the “Acquiring Trust”), pursuant to an Agreement and Plan of Reorganization (a “Reorganization Plan”) of your Fund providing for and authorizing certain related actions involving: (i) the transfer of all of the assets of your Fund to the corresponding New Fund, in exchange for shares of the corresponding New Fund and the assumption by the corresponding New Fund of all of the liabilities of your Fund; (ii) the distribution of such shares to the shareholders of each Fund in complete liquidation of your Fund; and (iii) the dissolution under state law of your Fund.

6. Election of directors for your Fund.

7. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of your Fund for the year ending December 31, 2006.

8. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

With respect to Proposal 1, the shareholders of each Fund will vote separately by Fund.  With respect to Proposal 2, the shareholder of each Fund will vote separately by Fund and separately on each of Proposals 2.A. through 2.O. (as described in the attached Proxy Statement) affecting the Fund.  With respect to Proposal 3, the shareholders of Balanced Fund will vote on the amendments to Balanced Fund’s distribution plan.  With respect to Proposal 4, the shareholders of each Fund will vote separately by Fund on the amendment and restatement of the Fund’s investment advisory contract.  With respect to Proposal 5, the shareholders of each Fund will vote separately by Fund on the Reorganization Plan.  The Reorganization of each Fund is not contingent on the approval of the Reorganizations of the other Funds. With respect to Proposal 6, the shareholders of each Fund will vote separately by Fund on the election of directors.  In the event that the Reorganization of your Fund is approved, the directors elected pursuant to Proposal 6 by shareholders of any Fund for which the Reorganization is approved will serve as trustees of Pax World Funds Series Trust I even if one or more of such directors is not elected by shareholders of the other Funds.  With respect to Proposal 7, the shareholders of each Fund will vote separately by Fund to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm.

Each of the Proposals is described in the attached Proxy Statement.  Please read it carefully.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Each Board unanimously recommends that you vote FOR all of the proposals.

By order of the Board of Directors

Maureen Conley
Secretary of Pax World Balanced Fund, Inc.,
Pax World Growth Fund, Inc. and
Pax World High Yield Fund, Inc.

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

[mailing date]

Questions & Answers

Pax World Balanced Fund, Inc.
Pax World Growth Fund, Inc.
Pax World High Yield Fund, Inc.
(the “Funds”)

Q  In a nutshell, what am I being asked to approve?

A  You are being asked to approve six or seven proposals, depending on which Fund you own.

First, you are being asked to authorize your Fund’s directors (the “Directors”) to implement a more proactive and engaged approach to socially responsible investing by eliminating the fundamental investment policies that currently constitute the social screening criteria of your Fund and replacing them with modified and expanded social screening criteria that, as non-fundamental investment policies, will allow the directors and the Fund greater flexibility in responding to contemporary social issues so that the Fund’s social policies can remain relevant and meaningful in a changing world.  The current social screening criteria have not been modified since the inception of your Fund, and the Directors believe the modified social screening criteria will better address contemporary issues, and permit a more comprehensive approach to social investing.

Second, you are being asked to adopt standardized fundamental investment policies for the Funds.   The proposed standardized policies are designed to meet fully the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder while providing the portfolio managers and the Directors increased flexibility to respond to market, industry and regulatory changes.  Also, the proposed standardized policies are intended to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment policies across all Funds.

Third, shareholders of Balanced Fund are being asked to approve an amendment to the Fund’s distribution plan under Rule 12b-1 promulgated under the 1940 Act making it a “compensation” plan, in order to standardize the distribution plan with those of the other Funds.  The Directors of Balanced Fund believe that the administrative burdens of maintaining a reimbursement plan, particularly where the other Funds have compensation plans, are unwarranted.

Fourth, you are being asked to approve an amended investment advisory contract between your Fund and Pax World Management Corp. (“Pax World Management”), the investment manager for each Fund, in order to clarify that Pax World Management is responsible for making investment decisions for the Fund and providing certain administrative services to the Fund.

Fifth, you are being asked to approve an Agreement and Plan of Reorganization (a “Reorganization Plan”) to effect the reorganization (“Reorganization”) of each Fund into a corresponding series (each, a “New Fund”), of a newly-created Massachusetts business trust, Pax World Funds Series Trust I, that will have the same investment objectives and policies as the corresponding Fund (giving effect to any of the proposals that are approved by shareholders).  The Board of Directors of each Fund and Pax World Management, the investment manager for each Fund, believe that reorganizing the Funds as series of Pax World Funds Series Trust I would allow the Funds to benefit from a more flexible organizational structure, will reduce taxes and other expenses paid by the Funds and potentially reduce the administrative costs of maintaining three separate legal entities.

Sixth, you are also being asked to elect your Fund’s nominees for directors.  With respect to Proposal 6, the shareholders of each Fund will vote separately by Fund.  In the event that the Reorganization of your Fund is approved, the directors elected pursuant to Proposal 6 by shareholders of any Fund for which the Reorganization is approved will serve as trustees of Pax World Funds Series Trust I even if one or more such directors is not elected by shareholders of the other Funds.

Seventh, you are being asked to ratify the selection of Ernst & Young LLP as independent registered public accounting firm for your Fund for the year ending December 31, 2006.  With respect to Proposal 7, the shareholders of each Fund will vote separately by Fund.

After carefully reviewing the proposals, the Board of Directors for each Fund has determined that the proposals are in the best interests of each Fund’s shareholders.  Each Board recommends that you vote FOR the proposals that apply to you.

Q  Why modify the social screening process?

A  The Directors and Pax World Management believe that a modernized, modified social screening process will allow a more proactive and engaged approach to socially responsible investing, and will make the social screens more relevant and meaningful in a changing world. In this regard, the Directors note that the Fund’s social screens have not been modified since the inception of each Fund, notwithstanding significant developments in the world, including developments in the socially responsible investing industry.  If shareholders approve the elimination of the social screening criteria that are currently designated as fundamental investment policies, the Directors expect to change the social screens of the Funds by adopting non-fundamental investment policies that add formal corporate governance, community, and product integrity screens, while environmental and workplace screens will be broadened and deepened to incorporate issues — including climate change, sustainable development, global human rights standards, and non-discrimination based on sexual orientation — that were not fully appreciated at the time when the screens were first adopted in 1971.  Additionally, zero-tolerance or exclusionary screens in the areas of alcohol and gambling will be modified in order to provide the Funds with flexibility to make investment decisions based on a company’s entire social responsibility profile.  Although the Funds do not contemplate investing in casinos or in companies that derive significant revenues from such activities, modifications to the so-called “sin stock” screens in the areas of alcohol and gambling will enable the Funds to focus on the social effects of product abuse when determining whether a particular security is an appropriate investment, rather than employing a per se exclusion based on the fact that a company may derive some small amount of revenue from such activities.  The Funds will retain exclusionary screens similar to those currently employed by the Funds in the areas of tobacco and weapons.  Finally, the changes are meant to clarify and strengthen the Funds’ commitment to promote peace, protect the environment, advance equality and foster sustainable development around the globe.

Q  Why change the other fundamental investment policies?

A  The proposed changes are meant to modernize and standardize all three Funds’ fundamental investment policies and are designed to meet fully the requirements of the 1940 Act and the rules and regulations thereunder while providing the portfolio managers and Directors increased flexibility to respond to market, industry and regulatory changes.  Also, the proposed changes are meant to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment policies across all Funds.

Q What are the changes recommended regarding the distribution plan for Balanced Fund?

A  It is proposed that Balanced Fund’s shareholders approve an amendment to the Fund’s distribution plan making it a “compensation” plan, in order to standardize its distribution plan with the more modern distribution plans of the other Funds.  Both Growth Fund and High Yield Fund, which adopted distribution plans on June 11, 1997 and October 8, 1999, respectively, already have compensation distribution plans.  In contrast, the distribution plan for Balanced Fund, which adopted its distribution plan in 1983, is currently a “reimbursement” plan.  Unlike a compensation plan, in which a fund pays a specified amount to a distributor for the distribution of shares of the fund, a reimbursement plan requires that a distributor first incur expenses in connection with the distribution of a fund’s shares, and that the fund then reimburse the distributor for such expenses.  The Directors of Balanced Fund believe that the administrative burdens of maintaining a reimbursement plan, particularly where the other Funds have compensation plans, are unwarranted.

Q Why is each Fund’s investment advisory contract with Pax World Management proposed to be amended?

A  After reviewing the investment advisory contract for each Fund, the Directors concluded that the contracts should be amended to reflect current practices in the mutual fund industry.  For example, each Fund’s current investment advisory contract with Pax World Management provides that Pax World Management will make recommendations to the Directors (or a committee thereof) regarding investment decisions.  The Directors do not believe that it is consistent with either current or best practices in the mutual fund industry for the directors of a fund to make investment decisions for the fund.  It is proposed that each Fund’s shareholders approve an amendment to the Fund’s investment advisory contract in order to clarify that Pax World Management is responsible for making investment decisions for the Fund and providing certain administrative services to the Fund.  Under the investment advisory contract as proposed to be amended (the “Amended Management Contract”), Pax World Management will, under the supervision of the Directors, furnish continuously an investment program for each Fund.  In addition, the Amended Management Contract will expressly require Pax World Management to manage, supervise and conduct the other affairs and business of each Fund.  The Directors believe that the Amended Management Contract clarifies the relative roles and responsibilities of Pax World Management and the Directors, with respect to the investment management of the Funds.

Q Why is the Reorganization proposed for my Fund?

A  There are several reasons to reorganize each Fund, currently a separate Delaware corporation, into a series of Pax World Funds Series Trust I, a Massachusetts business trust.  First, the new structure eliminates any need to monitor the number of authorized shares.  Delaware law requires a fund to authorize shares before issuance and obtain shareholder approval to increase the number of authorized shares.  Hence, as happened recently for the Balanced Fund, a fund may have insufficient authorized shares available to meet purchase requests.  By contrast, each series of Pax World Funds Series Trust I may issue an unlimited number of shares.  Second, Delaware imposes a franchise tax on a fund organized as a corporation, whereas Massachusetts does not impose a franchise tax on a fund organized as a series of a Massachusetts business trust.  The Reorganization would therefore eliminate the unnecessary payment of a franchise tax.  For fiscal year 2005, the Funds paid a total of approximately $110,000 in franchise taxes.   Third, Delaware law requires a fund to hold annual meetings of shareholders, with attendant proxy solicitation costs and related expenses, whereas Massachusetts law does not, thereby giving the trustees the flexibility to schedule shareholder meetings only when they believe the potential benefits to shareholders outweigh the costs.  Fourth, the trustees of Pax World Funds Series Trust I are authorized to amend its organizational documents without shareholder approval.  This preserves important investor protections while providing flexibility to respond to changing market and legal conditions without a causing a fund and its shareholders to incur the expense of a proxy solicitation.  Finally, the new structure eliminates the need to maintain three separate legal entities with three separate registration statements.  If the Reorganizations are effected, there will be a single legal entity with three separate funds and a single registration statement, thereby potentially reducing administrative burdens and expenses.

Q Are the Reorganization proposals dependent upon each other?

A  No. The Reorganization of each Fund is not contingent on the approval of the Reorganizations of the other Funds.

Q What are the federal income tax implications of the Reorganizations?

A  Each Reorganization is expected to be tax-free.

Q After the Reorganization, will I own the same number of shares?

A Yes.  The aggregate value and number of your shares will be the same immediately before and after the Reorganization.

Q Will the Reorganization affect the cost basis of my shares?

A No.  The aggregate tax basis of your shares will be the same immediately before and after the Reorganization.

Q Who is paying for the proxy solicitation and legal costs associated with this solicitation?

A Each Fund will bear a portion of the costs of this solicitation.   Expenses of the solicitation that are readily identifiable to a specific Fund will be applied to that Fund; expenses that are not readily identifiable to a specific Fund will be allocated as follows:  Half among the Funds pro rata based on assets, and half equally among the Funds.

Q When would the Reorganizations take place?

A If approved, the Reorganizations would occur in the fourth quarter 2006 or as soon as reasonably practicable after shareholder approval is obtained.

Q How can I vote?

A You can vote in any one of four ways:

•              Through the Internet by going to the website listed on your proxy card;

•              By telephone, with a toll-free call to the number listed on your proxy card;

•              By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

•              In person, by attending the Meeting.

We encourage you to vote, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by:  (1) sending a written revocation to the Secretary of your Fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by your Fund at or prior to the Meeting; or (3) attending the Meeting and voting in person.  Even if you plan to attend the Meeting, we ask that you return the enclosed proxy.  This will help us ensure that holders of a sufficient number of shares are present for the Proposals to be considered.

Q Whom should I call for additional information about this proxy statement?

A Please call ADP Investor Communication Services, division of Automatic Data Processing North America, Inc., your Fund’s proxy solicitor, at (877) 333-2192.

TABLE OF CONTENTS

PROPOSAL 1. AMENDMENT OF SOCIAL SCREENING CRITERIA	4
PROPOSAL 2. ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT POLICIES	7
PROPOSAL 3. ADOPTION OF “COMPENSATION” DISTRIBUTION PLAN PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT	18
PROPOSAL 4. AMENDMENT OF EACH FUND’S INVESTMENT ADVISORY CONTRACT WITH PAX WORLD MANAGEMENT CORP.	19
PROPOSAL 5. REORGANIZATION OF THE FUNDS	24
PROPOSAL 6. ELECTION OF DIRECTORS	37
PROPOSAL 7. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
OTHER INFORMATION	49
EXHIBIT 1 FORM OF INVESTMENT ADVISORY CONTRACT	A-1
EXHIBIT 2 FORM OF AGREEMENT AND PLAN OF REORGANIZATION	B-1
EXHIBIT 3 OUTSTANDING SHARES	C-1
EXHIBIT 4 SIGNIFICANT SHAREHOLDERS	D-1

i

PROXY STATEMENT

PAX WORLD BALANCED FUND
PAX WORLD GROWTH FUND
PAX WORLD HIGH YIELD FUND

222 STATE STREET
PORTSMOUTH, NH  03801
(800) 767-1729

[effective date]

This Proxy Statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Boards of Directors of Pax World Balanced Fund, Inc. (“Balanced Fund”), Pax World Growth Fund, Inc. (“Growth Fund”), and Pax World High Yield Fund, Inc. (“High Yield Fund”) (each a “Fund,” and collectively, the “Funds”) for use at the combined annual meeting of the shareholders of the Funds (the “Meeting”) to be held at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, New Hampshire 03801 on September 28, 2006 at 9 a.m. Portsmouth time, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Combined Annual Meeting of Shareholders (the “Notice”).  The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about August [8], 2006.  Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the “Proposals”).  This Proxy Statement contains information you should know before voting on the Proposals.  As described in greater detail below, Proposal 1 seeks shareholders to authorize your Fund’s directors (“Directors”) to implement a more proactive and engaged approach to socially responsible investing by eliminating the social screening criteria of your Fund that are currently designated as fundamental investment policies (as described in greater detail in the attached proxy statement, the directors intend to adopt modified, non-fundamental social screening criteria for your Fund).  Proposal 2 asks shareholders to approve the amendment and elimination of certain “fundamental” investment policies.  The proposed changes to the fundamental investment policies are intended to provide the portfolio managers and the Directors increased flexibility to respond to market, industry and regulatory changes, and to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment policies across all Funds.  With the exception of the proposed changes in social screening criteria described below, the Funds’ investment adviser, Pax World Management, Inc. (“Pax World Management”) has no present intention of changing the way that the Funds are managed in response to these Proposals.  Proposal 3 asks shareholders of Balanced Fund to approve an amendment to the Fund’s distribution plan.  Proposal 4 asks shareholders of each Fund to approve an amended investment advisory contract between Pax World Management and the Fund to clarify Pax World Management’s responsibilities with respect to the management of the Fund.  Proposal 5 asks shareholders to approve an Agreement and Plan of Reorganization to effect the reorganization of each Fund into a corresponding series of a newly-created Massachusetts business trust, Pax World Funds Series Trust I, that will have the same investment objectives and policies as the corresponding Fund (giving effect to any of the proposals that are approved by shareholders).  Proposal 6 asks shareholders to elect nominees for directors.  Finally, Proposal 7 asks shareholders to ratify the selection of Ernst & Young LLP as independent registered public accounting firm for each Fund for the year ending December 31, 2006.  The following is a list of the Proposals presented in this Proxy Statement and the Funds that are affected by such Proposals:

Proposal	Fund Affected

Proposal 1. To eliminate the fundamental investment policies that currently constitute the Funds’ social screening criteria (as described in greater detail in the attached proxy statement, the directors intend to adopt modified and expanded, non-fundamental social screening criteria for your Fund to implement a more comprehensive, proactive and engaged approach to socially responsible investing).

All Funds

Proposal 2.A. To approve the elimination of the Funds’ fundamental investment policies with respect to short sales.	All Funds

Proposal 2.B. To approve the elimination of the Funds’ fundamental investment policies with respect to investing for the purpose of exercising control.	All Funds

Proposal 2.C. To approve the elimination of the Funds’ fundamental investment policies limiting investments in securities of foreign issuers.	All Funds

Proposal 2.D. To approve an amendment to the Funds’ fundamental investment policies with respect to diversification of investments.	All Funds

Proposal 2.E. To approve an amendment to the Funds’ fundamental investment policies with respect to investments in real estate.	All Funds

Proposal 2.F. To approve an amendment to the Funds’ fundamental investment policies with respect to investments in commodities.	All Funds

Proposal 2.G. To approve an amendment to the Funds’ fundamental investment policies with respect to making loans.	All Funds

Proposal 2.H. To approve an amendment to the Funds’ fundamental investment policies with respect to underwriting of securities.	All Funds

Proposal 2.I. To approve the elimination of the Funds’ fundamental investment policies with respect to purchasing securities on margin.	All Funds

Proposal 2.J. To approve an amendment to the Funds’ fundamental investment policies with respect to borrowing money, pledging assets and issuing senior securities.	All Funds

Proposal 2.K. To approve the elimination of the Funds’ fundamental investment policies with respect to purchasing securities of companies less than three years old.	All Funds

Proposal 2.L. To approve the elimination of certain Funds’ fundamental investment policies with respect to purchasing interests in oil, gas or other mineral exploration or development programs.	Growth Fund High Yield Fund

Proposal 2.M. To approve the elimination of certain Funds’ fundamental investment policies with respect to investments in other registered investment companies.	Balanced Fund

Proposal 2.N. To approve the elimination of Balanced Fund’s fundamental investment policies with respect to buying and selling put and call options.	Balanced Fund

Proposal 2.O. To approve the elimination of Balanced Fund’s fundamental investment policies with respect to participating on a joint and several basis in any trading account in securities.	Balanced Fund

Proposal 3. To approve amendments to Balanced Fund’s distribution plan.	Balanced Fund

Proposal 4. To approve amendments to the investment advisory contract for your Fund.	All Funds

Proposal 5. To approve an Agreement and Plan of Reorganization for your Fund.	All Funds

Proposal 6. To approve the election of Directors.	All Funds

Proposal 7. To ratify the selection of Ernst & Young LLP as each Fund’s independent registered public accounting firm for the year ending December 31, 2006.	All Funds

With respect to Proposal 1, the shareholders of each Fund will vote separately by Fund.  With respect to Proposal 2, the shareholders of each Fund will vote separately by Fund and separately on each Proposal 2.A. through 2.O. affecting the Fund.  With respect to Proposal 3, the shareholders of Balanced Fund will vote on the amendments to the Fund’s distribution plan.  With respect to Proposal 4, the shareholders of each Fund will vote separately by Fund on the amendment and restatement of the Fund’s investment advisory contract.  With respect to Proposal 5, the shareholders of each Fund will vote separately by Fund on the Reorganization Plan.  The Reorganization of each Fund is not contingent on the approval of the Reorganizations of the other Funds. With respect to Proposal 6, the shareholders of each Fund will vote separately by Fund on the election of directors.  In the event that the Reorganization of your Fund is approved, the directors elected pursuant to Proposal 6 by shareholders of any Fund for which the Reorganization is approved will serve as trustees of Pax World Funds Series Trust I even if one or more of such directors is not elected by shareholders of the other Funds.  With respect to Proposal 7, the shareholders of each Fund will vote separately by Fund to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm.

Timely, properly-executed proxies will be voted as you instruct.  If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Directors as to that Proposal.  The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card.  Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail (“e-mail”) by officers and Directors of your Fund, officers and employees of Pax World Management and other representatives of your Fund, as described below.  The Funds will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds’ shareholders.  Expenses of the solicitation that are readily identifiable to a specific Fund (such as printing and postage costs) will be allocated to that Fund; expenses that are not readily identifiable to a specific Fund will be allocated as follows:  Half of among the Funds pro rata based on assets, and half equally among the Funds.

Shareholders of record at the close of business on August 1, 2006 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournments(s) thereof.  Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.  Shareholders of a Fund, regardless of the class of shares held, will vote together as a single class.

PROPOSAL 1.  AMENDMENT OF SOCIAL SCREENING CRITERIA

The Directors recommend that shareholders of each Fund authorize the Directors to implement a more proactive and engaged approach to socially responsible investing by eliminating the social screening criteria of your Fund that are currently designated as fundamental investment policies.  As described in greater detail in the attached proxy statement, the directors intend to adopt modified, non-fundamental social screening criteria for your Fund.  The current social screening criteria of Balanced Fund are reflected in its Bylaws, which cannot be changed without a vote of the Fund’s shareholders, and certain of the social screening criteria of Growth Fund and High Yield Fund have been identified as “ethical” investment policies of the Funds (which the Directors currently treat as “fundamental”).  Under the Investment Company Act of 1940 (the “1940 Act”), “fundamental” investment policies can be changed only by a vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act).  Accordingly, the Directors are requesting that they be authorized (by removing them from the By-laws of Balanced Fund and making the Funds’ social screening criteria “non-fundamental” investment policies) to modify the Funds’ social screening process to allow a more proactive and engaged approach to socially responsible investing, and make the social screens more relevant and meaningful in a changing world.  This change will provide the Directors with the flexibility to modify the Funds’ social screening process to respond to relevant social changes as they arise without requiring shareholder approval, thereby saving the time and expense of a shareholder meeting.

If the elimination of the Funds’ fundamental social screening criteria is approved by shareholders, the Directors expect to change the social screens of the Funds to add formal corporate governance, community, and product integrity screens, while environmental and workplace screens are expected to be broadened and deepened to incorporate issues — including climate change, sustainable development, global human rights standards, and non-discrimination based on sexual orientation — that were not fully appreciated at the time when the screens were first adopted in 1983.  Additionally, zero-tolerance or exclusionary screens in the areas of alcohol and gambling are expected to be modified in order to provide the Funds with flexibility to make investment decisions based on a company’s entire social responsibility profile.  Although the Funds do not contemplate investing in casinos or in companies that derive significant revenues from such activities, modifications to the so-called “sin stock” screens in the areas of alcohol and gambling will enable the Funds to focus on the social effects of product abuse when determining whether a particular security is an appropriate investment, rather than employing a per se exclusion based on the fact that a company may derive some small amount of revenue from such activities.  The Funds will retain exclusionary screens similar to those currently employed by the Funds in the areas of tobacco and weapons.  Finally, the changes are meant to clarify and strengthen the Funds’ commitment to promote peace, protect the environment, advance equality and foster sustainable development around the globe.

The current fundamental social screening criteria of each Fund are as follows:

Socially Responsible Investing. Each Fund seeks to make a contribution to world peace by investing in companies that produce goods and services that improve the quality of life, that are not engaged in manufacturing defense or weapons-related products and that derive no revenue from the manufacture of liquor, tobacco and/or gambling products.

Consistent with their ethical investment criteria, Balanced Fund, Growth Fund and High Yield Fund (collectively, the “Funds”) seek investments in companies that produce goods and services that improve the quality of life and that are not, to any degree, engaged in manufacturing defense or weapons related products or companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

The ethical investment policy of the Funds is to exclude from its portfolio securities of (i) companies engaged in military activities, (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (iv) companies that derive revenue from the manufacture of liquor, tobacco and/or gambling products.

In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the companies whose securities are included in the portfolios. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophies of the Funds.

If it is determined after the initial purchase by a Fund that a company’s activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of that company will be eliminated from the Fund’s portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so. There can be no assurance that the Funds’ investment objectives will be achieved.

If the elimination of the Funds’ fundamental social screening criteria is approved by shareholders, the Directors expect to adopt non-fundamental social screening criteria for each Fund that read as follows:

Pax World offers mutual funds dedicated to promoting peace, protecting the environment, advancing equality, and fostering sustainable development.  We seek to invest in companies that meet positive standards of corporate responsibility and that provide products or services that improve the quality of life.  We avoid investing in companies that are significantly involved in the manufacture of weapons or weapons-related products, that manufacture tobacco products, or that engage in unethical business practices.  To denote this endeavor, the Funds have adopted the name “Pax World.”

Social Screening

In seeking to invest in companies that meet positive standards of corporate responsibility, and that provide products or services that improve the quality of life, the Funds seek to invest in companies with positive policies and practices in the following areas:

•              Environment

•              Workplace

•              Corporate Governance

•              Community

•              Product Integrity

Pax World Funds’ environmental criteria include such issues as air and water emissions, recycling and waste reduction, use of clean and renewable energy, climate change initiatives, and other policies and practices focused on promoting sustainable development.

Pax World Funds’ workplace criteria include such issues as diversity, equal opportunity based on gender, race, religion, age, disability or sexual orientation, workplace health and safety, employee relations, vendor standards and human rights.

Pax World Funds’ corporate governance criteria include such issues as board independence and diversity, executive compensation, auditor independence, shareholder rights, disclosure, business ethics, and legal and regulatory compliance.

Pax World Funds’ community criteria include companies’ philanthropic activities, their commitment to and relationships with the communities in which they do business (including their commitment to sustainable development abroad), and in the case of financial institutions, responsible lending practices.

Pax World Funds’ product integrity criteria include analyses of such issues as product health and safety (including public health issues associated with product abuse and addiction), animal welfare, consumer issues, and emerging technology issues.

The issues highlighted above are illustrative and do not necessarily reflect all of the social, environmental or governance criteria Pax World Management may apply in analyzing a company’s entire social responsibility profile.  The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which Pax World Funds’ social, environmental and governance criteria are applied in a particular situation.

Companies in which our Funds invest do not necessarily meet all of Pax World’s social and environmental criteria, nor is any company perfect when it comes to corporate responsibility.  At Pax World, we nevertheless believe that our shareholders seek to invest in companies that adhere to positive standards of corporate responsibility.  Our social, environmental and corporate governance screens are designed to assist us in identifying those investments.  We also believe that well-managed companies that maintain good relations with employees, consumers, communities, and the natural environment will in the long run better serve investors.

Once a security is purchased by any of our Funds, we will endeavor to review that company’s corporate social responsibility profile on an annual basis to determine whether it continues to meet Pax World’s social screening criteria.  If it is determined after the initial purchase by a Fund that a company no longer meets Pax World’s social screening criteria (either due to acquisition, merger or other developments), the securities of that company will be eliminated from the Fund’s portfolio as soon thereafter as practicable taking into consideration (i) any gain or loss which may be realized from such elimination, (ii) the tax implications of such elimination, (iii) market conditions, and the like. In no event, however, will that security be retained longer than six (6) months from the time the Funds determine that the company no longer meets the Funds’ social investment criteria.  This requirement may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so. There can be no assurance that the Funds’ investment objectives will be achieved.

Because the Funds seek to promote peace, reconciliation and international understanding, our Funds reserve the right to forego investing in general obligations of the U.S. Government, such as Treasury Securities, when we believe that such securities are being utilized primarily to finance weapons programs and are inconsistent with Pax World’s social criteria.  For this reason, Pax World Funds may often invest in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes are more compatible with the Funds’ social criteria, such as the Student Loan Marketing Association, the Federal Home Loan Bank, or the Federal Farm Credit Bank.

Shareholder Engagement

Once Pax World Funds invests in a company, we take our responsibilities as a shareholder and stakeholder seriously: we vote shareholder proxies in accordance with positive criteria of corporate governance and social and environmental responsibility; we engage in dialogue with corporate management on issues of concern; we initiate or support shareholder resolutions at annual stockholders meetings aimed at persuading companies to adopt higher standards of corporate responsibility; and we support public policy initiatives that promote greater corporate transparency, accountability and social responsibility.

Community and Sustainable Development

We also support investing in communities and promoting sustainable development in the United States and around the globe.  Our Funds may invest in debt instruments issued by a range of non-corporate entities, including government agencies, states and municipalities, and may invest up to 1% of fund assets in community development financial institutions that target underserved areas and directly support affordable housing, small businesses, community development and revitalization, health care, education and the environment.  Such investments may include investments in micro-credit or micro-finance institutions that advance women’s equity and sustainable development around the globe.  Some of these investments may offer a rate of return below the then-prevailing market rate, or may subject the Funds to more credit risk than other types of debt instruments.  In addition, some of these investments may be considered below investment grade, unrated, or illiquid, and may not be insured by the FDIC, and therefore involve a greater risk of default.  We nevertheless believe that such investments can often offer a greater social return through their direct impact on local communities, and that they are therefore appropriate investments for a socially responsible mutual fund family like Pax World Funds.

Pax World Funds also take a global perspective.  Our Global Citizen Program enables Fund shareholders to earmark portions of their dividends and/or capital gains for Mercy Corps (a nonprofit philanthropic organization).  Through this program, Pax World shareholders can amplify the social benefits of their investments by supporting humanitarian relief efforts, peace and reconciliation initiatives, and sustainable development projects around the globe.

At Pax World, we believe that socially responsible investors want to have a positive impact on corporate behavior and to promote social change.  Our social, environmental and corporate governance criteria are designed to assist investors in achieving these objectives, and to align their values with their financial goals.  That was our mission when we launched the first socially responsible mutual fund in the United States in 1971, and it remains our mission today.

In order to address changing societal and market conditions and circumstances, the Directors of the Funds may choose to apply additional social standards or criteria, or to modify the social standards and criteria outlined above, without shareholder approval.

Vote Required

Approval of this proposal for Balanced Fund (by eliminating the social screening criteria from its Bylaws) requires the affirmative vote of holders of a majority of the outstanding voting securities of Balanced Fund.  Approval of this proposal for Growth Fund and High Yield Fund requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund (as defined by the 1940 Act) entitled to vote on such Proposal.  As defined by the 1940 Act, a “majority of the outstanding voting securities” means the vote of (i) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less (a “1940 Act Majority”).

The Board of Directors of each Fund recommends that shareholders vote FOR this proposal.

PROPOSAL 2.  ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT POLICIES

As described in the following proposals, the Directors also recommend that shareholders of the Funds approve the standardization of the fundamental investment policies of such Funds (through the amendment or elimination of certain policies as described below).  The proposed standardized policies are designed to meet fully the requirements of the 1940 Act and the rules and regulations thereunder while providing the portfolio managers and the Directors increased flexibility to respond to market, industry and regulatory changes.  Also, the proposed standardized policies are intended modernize the policies to current standards and to reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment policies across all Funds.

I.  Background.

The 1940 Act requires registered investment companies like the Funds to adopt “fundamental” investment policies governing certain of their investment practices. Investment companies may also voluntarily designate policies relating to other investment practices as fundamental.  As noted above, “fundamental” investment policies can be changed only by a vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of a fund.  For Balanced Fund the investment policies proposed to be amended or eliminated are currently reflected in its Bylaws, which cannot be changed without a vote of holders of majority of its outstanding shares.  If approved by shareholders, the Bylaws of Balanced Fund will be amended to eliminate the investment polices (and, where applicable, amended fundamental policies will be adopted).

The differences between the current and proposed fundamental investment policies of the Funds are discussed below.  Certain of the proposed changes could change the risks associated with an investment in a particular Fund.  For example, if a proposal provides greater authority to borrow money, and the Fund utilizes that increased authority, it may be subject to additional risks or greater risks.  Although the proposed investment policies will provide greater flexibility to Pax World Management in managing the Funds’ current and proposed investments, Pax World Management has indicated that, with the exception of the differences in social screening criteria described in Proposal 1, it has no present intention of changing the manner in which it currently manages the Funds as a result of the Proposals.

Pax World Management believes that the investment policies as proposed to be revised preserve important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.  The proposed changes will also simplify the process of monitoring compliance with investment policies.

2.A.  ELIMINATE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO SHORT SALES.

AFFECTED FUNDS:  All Funds

The current fundamental investment policy of the Funds with respect to short sales are as follows:

Balanced Fund

The Fund may not . . . sell [securities] short.

Growth Fund

High Yield Fund

Each Fund may not make short sales of securities or maintain a short position if, when added together, more than twenty-five percent (25%) of the value of the Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales “against-the-box” are not subject to this limitation.

There are no SEC rules requiring, and the 1940 Act does not require, that funds adopt a fundamental investment policy with respect to short sales. Consistent with the Directors’ belief that it is not in the Funds’ best interests to maintain fundamental investment policies that are not required by applicable law, the Directors recommend that each Fund’s fundamental investment policy with respect to short sales be eliminated.

2.B.  ELIMINATE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO INVESTING FOR THE PURPOSE OF EXERCISING CONTROL.

AFFECTED FUNDS:  All Funds

The current fundamental investment policy of the Funds provide that each Fund may not make investments for the purpose of exercising control of management.

Applicable regulations formerly required disclosure on this subject to the extent that a fund intended to invest in companies for the purpose of exercising control (as defined in the 1940 Act). There is no requirement, however, that a fund have an affirmative policy on this subject, or that any policy that it does have be categorized as fundamental. Consistent with the Directors’ belief that it is not in the Funds’ best interests to maintain fundamental investment policies that are not required by applicable law, the Directors recommend that each Fund’s fundamental investment policy with respect to investing for the purpose of exercising control be eliminated.

2.C.  ELIMINATE FUNDAMENTAL INVESTMENT POLICY LIMITING INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS.

AFFECTED FUNDS:  All Funds.

The current fundamental investment policy of the Funds with respect to Fund investments in securities of foreign issuers are as follows:

Balanced Fund

Growth Fund

Each Fund may not invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

High Yield Fund

The Fund may not invest more than forty percent (40%) of the value of its assets in securities of foreign issuers.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy limiting a fund’s investments in securities of foreign issuers.  Consistent with the Directors’ belief that it is not in the Funds’ best interests to maintain fundamental investment policies that are not required by applicable law, the Directors recommend that each Fund’s fundamental investment policy with respect to investments in securities of foreign issuers be eliminated.

2.D.  AMEND FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS.

AFFECTED FUNDS:  All Funds

Each Fund is a “diversified” Fund as defined in the 1940 Act. Under the 1940 Act, a “diversified” Fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the Fund’s total assets is not subject to this policy.

The current fundamental investment policies of the Funds with respect to diversification of investments are as follows:

Balanced Fund

The Fund may not purchase the securities of any one issuer (except government securities) if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceeds five percent (5%) of the market value of the Fund’s total assets, or (b) the Fund owns more than ten percent (10%) of the outstanding voting securities of any one class of securities of such issuer.

Growth Fund

High Yield Fund

Each Fund may not purchase any security if as a result: (i) with respect to seventy-five percent (75%) of the Fund’s total assets, more than five percent (5%) of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, other than the Money Market Fund, (ii) more than twenty-five percent (25%) of the Fund’s total assets (determined at the time of the investment) would be invested in a single industry, or (iii) the Fund would own more than ten percent (10%) of the outstanding voting securities of a single issuer, other than the Money Market Fund.

The proposed amended fundamental investment policy for each Fund is designed to more closely track the statutory definition of “diversified” company and read as follows:

The Fund may not ... [p]urchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

It is intended that the policy will be interpreted in a manner consistent with the statutory requirements, including rules adopted and interpretations published by the SEC.  For example, for purposes of this policy, in accordance with Rule 5b-2 of the 1940 Act, the value of a guarantee or letter of credit may be excluded from the value of a Fund’s investments in the guarantor (or issuer of the letter of credit) if the aggregate value of securities owned by the Fund and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of the Fund’s total assets.

The Directors recommend that the Funds’ current fundamental investment policies with respect to diversification of investments be amended as proposed in order to conform the Funds’ policies to the statutory requirements discussed above. These proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment policies with respect to diversification of investments.

2.E.  AMEND FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN REAL ESTATE.

AFFECTED FUNDS:  All Funds

The 1940 Act requires the Funds to state a fundamental policy regarding the purchase and sale of real estate. The current fundamental investment policies of the Funds with respect to investment in real estate and securities secured by and/or of companies that deal in real estate are as follows:

Balanced Fund

The Fund may not purchase or sell real estate or other interests in real estate that are not readily marketable.

Growth Fund

High Yield Fund

Each Fund may not buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships that are not readily marketable.

The proposed amended fundamental investment policy of each Fund is as follows:

The Fund may not ... [p]urchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.  The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

Currently, the Funds’ investment policies restrict their ability to sell real estate even when the Funds acquire ownership of the real estate as a result of its permissible investments.  For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer were to default on its debt obligations.  Accordingly, the Directors recommend that this policy be modified to allow the holding and sale of real estate when ownership of real estate results from the exercise of a Fund’s rights as a holder of real estate securities and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments.  These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment policies with respect to real estate.

2.F.  AMEND FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN COMMODITIES.

AFFECTED FUNDS:  All Funds

The 1940 Act requires the Funds to state a fundamental investment policy regarding the purchase and sale of commodities.  The current fundamental investment policy of each Fund with respect to investment in commodities and commodity contracts are as follows:

Balanced Fund

The Fund may not . . . purchase or sell commodities.

Growth Fund

High Yield Fund

Each Fund may not buy or sell commodities or commodity contracts. (For the purposes of this policy, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

This policy of Balanced Fund is not reflected in its Bylaws.  The proposed amended fundamental investment policy is as follows:

The Fund may not . . . [p]urchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

The Directors recommend that the Funds’ current fundamental investment policies with respect to investments in commodities be amended as proposed.  The proposed amendment would make it clear that the Funds may utilize futures, options, options on futures and other financial transactions that do not involve physical commodities to the extent consistent with the Funds’ investment objectives and policies. The addition of financial transactions relating to commodities is intended to give the Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which are the intended focus of the policy. This investment flexibility could, in the future, assist each Fund in achieving its investment objective, in part because such strategies may offer opportunities for hedging and increased investment return. These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment policies with respect to commodities.

2.G.  AMEND FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO MAKING LOANS.

AFFECTED FUNDS:  All Funds

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Directors recommend that each Fund’s fundamental investment policy with respect to making loans be revised to reflect a standard policy for all the Funds. The amendment would permit each Fund to enter into repurchase agreements and securities loans to the extent permitted by the 1940 Act and applicable rules and exemptive relief.

The current fundamental investment policies of the Funds with respect to making loans are as follows:

Balanced Fund

The Fund may not lend money or securities.

Growth Fund

High Yield Fund

Each Fund may not make loans, except that the Fund may enter into repurchase transactions with parties meeting creditworthiness standards approved by the Fund’s Board of Directors.

The proposed amended fundamental investment policy is as follows:

The Fund may not. . . [m]ake loans, except that this policy shall not prohibit the purchase of debt obligations, entering into repurchase agreements or the lending of a Fund’s portfolio securities.

Following the amendment, each Fund may, consistent with the 1940 Act and its investment objective and policies, enter into repurchase agreements and securities loans (as described below) without limit. The staff of the SEC has taken the position that a Fund may not loan more than 1/3 of the total value of its assets (including any collateral for such loans).  This increased flexibility could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation.  The proposed change would also automatically conform each Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, the proposed change will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment policies with respect to making loans.

When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the Fund’s cost plus interest.  When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower.  The borrower may also pay the Fund an amount equal to any interest, dividends or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations.  If a Fund’s counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty’s estate.

2.H.  AMEND FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO UNDERWRITING OF SECURITIES.

AFFECTED FUNDS:  All Funds

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons.  Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public.  From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors.  Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not make the institutional investor an underwriter in these circumstances.

The current fundamental investment policies with respect to participation in the underwriting of securities of each of the Funds are as follows:

Balanced Fund

The Fund may not [a]ct as an underwriter of securities of other issuers, except that the Balanced Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Balanced Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933.

Growth Fund

High Yield Fund

Each Fund may not act as underwriter except to the extent that, (i) in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws, and (ii) the Fund may invest up to five percent (5%) of the value of its assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act.

This policy of Balanced Fund is reflected in its Bylaws.  The proposed amended fundamental investment policy of each of the Funds is as follows:

The Fund may not ... [u]nderwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

The Directors recommend that this policy be amended as proposed in order to conform the Funds’ policies to the statutory and related requirements discussed above.  In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment policies with respect to underwriting of securities.

2.I.  ELIMINATE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO PURCHASING SECURITIES ON MARGIN.

AFFECTED FUNDS:  All Funds

The current fundamental investment policies of the Funds with respect to purchasing securities on margin are as follows:

Balanced Fund

The Fund may not purchase securities on margin . . .

Growth Fund

High Yield Fund

Each Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Section 12(a)(1) of the 1940 Act generally prohibits a fund from purchasing securities on margin in contravention of any SEC rules. To date, however, the SEC has not adopted any such rules. There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to purchasing securities on margin. This policy of Balanced Fund is not reflected in its Bylaws.  The Directors believe it is not in the Funds’ best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Directors recommend that each Fund’s fundamental investment policy with respect to purchasing securities on margin be eliminated.

2.J.  AMEND FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO BORROWING MONEY, PLEDGING ASSETS AND ISSUING SENIOR SECURITIES.

AFFECTED FUNDS:  All Funds.

The 1940 Act requires the Funds to state the extent to which they may borrow money and issue senior securities, but does not require a fundamental policy with respect to the ability to pledge assets.  Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed).  Generally, a “senior security” means any bond, debenture, note or similar instrument or obligation having priority over a fund’s common shares for purposes of distributions and the payment of dividends.

The current fundamental investment policies of the Funds with respect to borrowing money, pledging assets and issuing senior securities are as follows:

Balanced Fund

The Fund may not borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to five percent (5%) of its total assets taken at cost.

The Fund may not mortgage or pledge as security for indebtedness any securities owned or held by the Fund except [in connection with permitted borrowings].

Growth Fund

High Yield Fund

Each Fund may not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to twenty percent (20%) of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund may pledge up to twenty percent (20%) of the value of its total assets to secure such borrowings.  For purposes of this policy, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

The proposed amended fundamental investment policy for all of the Funds is as follows:

The Fund may not borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

The Directors recommend that each Fund amend its policy so that it will allow each Fund to issue senior securities, pledge assets or borrow money to the extent permitted under applicable law.  The proposed amendment would have the effect of automatically conforming each Fund’s policy more closely to the statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, the proposed amendment will reduce administrative and compliance burdens by simplifying and making uniform the Funds’ fundamental investment policies with respect to borrowing money, pledging assets and issuing senior securities.

2.K.  ELIMINATE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO PURCHASING SECURITIES OF COMPANIES LESS THAN THREE YEARS OLD.

AFFECTED FUNDS:  All Funds

The current fundamental investment policy of the Funds with respect to purchasing securities of companies that (including predecessors and parents) are less than three years old are as follows:

Balanced Fund

The Fund may not invest more than 5 percent of its total assets in securities of companies having a record of less than three years continuous operation, except for the Pax World Money Market Fund and those surviving a merger or consolidation.

Growth Fund

The Fund may not purchase any security if, as a result, the Fund would then have more than five percent (5%) of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three (3) years old, except that the Fund may invest in securities issued by the Money Market Fund, the securities of any United States Government agency or instrumentality (other than the United States Treasury), and in any security guaranteed by such an agency or instrumentality, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

High Yield Fund

The Fund may not purchase any security if, as a result, the Fund would then have more than fifteen percent (15%) of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three (3) years old, except that the Fund may invest in securities issued by the Money Market Fund, the securities of any United States Government agency or instrumentality (other than the United States Treasury), and in any security guaranteed by such an agency or instrumentality, the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Fund, such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association.

The 1940 Act does not require the Funds to state a fundamental investment policy with respect to companies that are less than three years old.  The Directors believe it is not in the Funds’ best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Directors recommend that each Fund’s fundamental investment policy with respect to purchasing securities of companies that (including predecessors and parents) are less than three years old be eliminated.

2.L.  ELIMINATE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO PURCHASING INTERESTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS.

AFFECTED FUNDS:   Growth Fund

High Yield Fund

The current fundamental investment policy of the Funds with respect to purchasing interests in oil, gas or other mineral exploration or development programs is as follows:

Growth Fund

High Yield Fund

Each Fund may not invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies that invest in or sponsor such programs.

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to purchasing interests in oil, gas or other mineral exploration or development programs. Oil, gas or other mineral exploration and development firms – so-called extractive industries – often will not pass the Funds’ environmental screening criteria.  Nevertheless, consistent with the Directors’ belief that it is not in the Funds’ best interests to maintain fundamental investment policies that are not required by applicable law, the Directors recommend that each Fund’s fundamental investment policy with respect to purchasing interests in oil, gas or other mineral exploration or development programs be eliminated, even though many of these companies will not in any event pass Pax World’s social and environmental screening criteria.

2.M.  ELIMINATE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN OTHER REGISTERED INVESTMENT COMPANIES.

AFFECTED FUND:  Balanced Fund

Balanced Fund’s By-laws currently prohibits the Fund , with certain exceptions, from investing any of its assets in the securities of other investment trusts or companies, other than the Pax World Money Market Fund.

The 1940 Act, however, does not require investment companies, such as the Funds, to maintain fundamental investment policies with respect to investing in securities of other investment companies.  Consistent with the Directors’ belief that it is not in Balanced Fund’s best interests to maintain fundamental investment policies that are not required by applicable law, the Directors recommend that Balanced Fund’s fundamental investment policy with respect to such investments be eliminated.

2.N.  ELIMINATE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO BUYING AND SELLING PUT AND CALL OPTIONS.

AFFECTED FUND:  Balanced Fund

The current fundamental investment policy of Balanced Fund with respect to buying and selling put and call options is as follows:

Balanced Fund

The Fund may not write, purchase or sell put and call options or combinations thereof.

The Directors recommend that Balanced Fund’s fundamental investment policy with respect to buying and selling puts and calls be eliminated.

If this Proposal is approved, Balanced Fund would be able to engage in a variety of transactions involving the use of options to the extent consistent with the Fund’s investment objectives and policies. This increased investment flexibility could, in the future, assist Balanced Fund in achieving its investment objective.  Pax World Management also believes that elimination of this investment policy would reduce administrative and compliance burdens by conforming Balanced Fund’s fundamental investment policies with those of the other Funds (which currently do not have a fundamental investment policy with respect to investments in options). For more information regarding options on futures, see Proposal 2.F. above.

If this Proposal is approved, Balanced Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since Balanced Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

If this Proposal is approved, Balanced Fund may purchase call options to hedge against an increase in the price of securities that Balanced Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since Balanced Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of Balanced Fund’s options strategies depends on the ability of Pax World Management to forecast correctly interest rate and market movements. When Balanced Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless Balanced Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, Balanced Fund will lose part or all of its investment in the option. This contrasts with an investment by Balanced Fund in the underlying security, since Balanced Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on Balanced Fund’s ability to terminate option positions at times when Pax World Management deems it desirable to do so.  There is no assurance that Balanced Fund will be able to effect closing transactions at any particular time or at an acceptable price.

2.O.  ELIMINATE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO PARTICIPATING ON A JOINT AND SEVERAL BASIS IN ANY TRADING ACCOUNT IN SECURITIES.

AFFECTED FUND:  Balanced Fund

The current fundamental investment policy of Balanced Fund with respect to participating on a joint and several basis in any trading account in securities is as follows:

Balanced Fund

The Fund may not participate on a joint and several basis in any trading account in securities.

There are no SEC rules requiring, and the 1940 Act does not require, that funds adopt a fundamental investment policy with respect to participating on a joint and several basis in any trading account in securities.  The 1940 Act has provisions that prohibit certain types of joint and several transactions with a fund.  Section 17(d) of that Act in general prohibits a fund’s principal underwriter and its affiliates to engage in a joint or joint and several enterprise with the fund.  Consistent with the Directors’ belief that it is not in Balanced Fund’s best interests to maintain fundamental investment policies that are not required by applicable law, the Directors recommend that Balanced Fund’s fundamental investment policy with respect to participating on a joint and several basis in any trading account in securities be eliminated.

Vote Required

Shareholders of each Fund are entitled to vote separately by Fund on each Proposal 2.A. through 2.O. applicable to their Fund.  For Balanced Fund, approval of each of Proposals 2.A through 2.O requires the affirmative vote of holders of a majority of the outstanding voting securities of Balanced Fund.  For Growth Fund and High Yield Fund, approval of each of Proposals 2.A. through 2.O. requires the affirmative vote of a 1940 Act Majority of such Fund entitled to vote on such Proposal.

Effective Date

As noted above, if approved by shareholders at the Meeting, each Proposal 2.A. through 2.O. will take effect on [                             ], 2006.

The Board of Directors of each Fund unanimously recommends that shareholders vote FOR Proposal 2.A. through 2.O., as applicable.

PROPOSAL 3.  ADOPTION OF “COMPENSATION” DISTRIBUTION PLAN PURSUANT TO RULE 12B-1
UNDER THE 1940 ACT

The Directors propose that Balanced Fund adopt a “compensation” distribution plan under Rule 12b-1 promulgated under the 1940 Act.  Both Growth Fund and High Yield Fund, which adopted distribution plans on June 11, 1997 and October 8, 1999, respectively, already have a compensation distribution plan.  In contrast, the current distribution plan for Balanced Fund, which adopted its distribution plan in 1983, is a reimbursement distribution plan.  Unlike a compensation plan in which a fund pays a specified amount to a distributor for the distribution of shares of the fund, a reimbursement plan requires that a distributor first incur expenses in connection with the distribution of a fund’s shares, and that the fund then reimburse the distributor for such expenses.  The Directors of Balanced Fund believe that the administrative burdens of maintaining a reimbursement plan, particularly where the other Funds have compensation plans, are unwarranted.

The proposed amendment to Balanced Fund’s distribution plan will authorize the Fund to pay Rule 12b-1 fees of up to 0.25% per year of its average daily net assets attributable to shares.  For the fiscal year ended December 31, 2005, Balanced Fund paid distribution fees in the amount of $4,207,050 and on a percentage basis of 0.25%, respectively.  During the 2005 fiscal year, Balanced Fund paid $824,054 to Pax World Management, $6,704 to H. G. Wellington & Co., Inc. (“H. G. Wellington”), the Fund’s principal underwriter, $768,826 to Charles Schwab & Co., Inc. and $465,716 to National Financial Services.  The payments to Pax World Management, Charles Schwab & Co., Inc., and National Financial Services were each more than 10% of Balanced Fund’s total distribution payments for the 2005 fiscal year.  Additionally, Balanced Fund paid the following amounts to affiliates of Pax World Management or H. G. Wellington:

Name	Relationship	Amount
Alexandra B. Rizas	H. G. Wellington employee	$3,907
Thomas J. Gainey	Pax World Management employee	$5,557
Lenore P. Geronimo	H. G. Wellington employee	$4,167
Wright Brothers & Co., Inc.	H. G. Wellington employee that owns Wright Brothers	$65,437

Vote Required

Approval of the amendment to Balanced Fund’s distribution plan requires the affirmative vote of a 1940 Act Majority of a Fund entitled to vote on such Proposal.

The Board of Directors of Balanced Fund unanimously recommends that shareholders vote FOR this proposal.

PROPOSAL 4.  AMENDMENT OF EACH FUND’S INVESTMENT ADVISORY CONTRACT WITH PAX
WORLD MANAGEMENT CORP.

After reviewing the investment advisory contract for each Fund (the “Current Management Contracts”), the Directors concluded that they should be amended to reflect current practices in the mutual fund industry.  For example, each Fund’s current investment advisory contract with Pax World Management provides that Pax World Management will make recommendations to the Directors (or a committee thereof) regarding investment decisions.  The Directors do not believe that it is consistent with either current or best practices in the mutual fund industry for the directors of a fund to make investment decisions for the fund.  It is proposed that each Fund’s shareholders approve an amendment to the Fund’s investment advisory contract in order to clarify that Pax World Management is responsible for making investment decisions for the Fund and providing certain administrative services to the Fund.  Under the investment advisory contract as proposed to be amended (the “Amended Management Contract”), a form of which is attached as EXHIBIT 1, Pax World Management will, under the supervision of the Directors, furnish continuously an investment program for each Fund.  In addition, the Amended Management Contract will expressly require Pax World Management to manage, supervise and conduct the other affairs and business of each Fund.

The Directors believe that the Amended Management Contract clarifies the relative roles and responsibilities of Pax World Management and the Directors with respect to the investment management of the Funds.

At an in-person meeting held in June 2006, the Boards of Directors and the Directors who are not interested persons of the Funds (the “Independent Directors”) unanimously approved the continuation of the Current Management Contracts through June 30, 2007.  In addition, at the June 2006 meeting and through subsequent telephonic meetings, the Boards of Directors approved the Amended Management Contract and voted to present the Amended Management Contract for shareholder approval at the Meeting.  The review of the Amended Management Contract was based in significant part on the reviews of the Current Management Contracts.

The material factors and conclusions that formed the basis of these approvals of each Fund’s Current Management Contracts and the Amended Management Contract (together, the “Management Contracts”) are discussed below.

The Current Management Contracts and Amended Management Contract

Pax World Management currently serves as the investment adviser to the Funds pursuant to the Current Management Contracts.  If the Amended Management Contract is approved, Pax World Management will continue to serve as investment adviser to each Fund pursuant to the applicable Amended Management Contract.

The Current Management Contracts are dated September 27, 1996, June 6, 1997,  and August 25, 1999, respectively for Balanced Fund, Growth Fund and High Yield Fund and each of the Management Contracts was most recently approved by the Board of Directors on June 8, 2006.

Pursuant to the terms of the Current Management Contract between the Balanced Fund and Pax World Management, Pax World Management is compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (0.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (0.50%) of average daily net assets in excess of $25,000,000; and pursuant to the terms of the Current Management Contracts between Pax World Management and each of the Growth and High Yield Funds, Pax World Management is compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, Pax World Management is compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, Pax World Management is compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (0.75%) of average daily net assets in excess of $25,000,000.  The compensation terms of the Amended Management Contract with respect to Balanced Fund are the same.

The Current Management Contracts provide that Pax World Management will supply and pay for such services as are deemed by the Boards of Directors of each Fund to be necessary or desirable and proper for the continuous operations of such Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) (i) with respect to the Balanced and Growth Funds that exceed, on a per annum basis, one and one-half percent (1.50%) of the average daily net assets of such Fund, (ii) with respect to the Individual Investor Class of shares of the High Yield Fund that exceed, on a per annum basis, one and one-half percent (1.50%) of the average daily net assets of such class, and (iii) with respect to the Institutional Class of shares of the High Yield Fund that exceed, on a per annum basis, one and fifteen- hundredths percent (1.15%) of the average daily net assets of such class. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered accounting firm; (v) the reimbursement of organizational expenses, and (vi) expenses related to shareholder communications including all expenses of shareholders’ and Board of Directors’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.  Pax World Management supplied and paid for a total of $413,702, $397,268 and $45,284 of such services for the Growth Fund, the Individual Investor Class of shares of the High Yield Fund and the Institutional Class of shares of the High Yield Fund, respectively, for the fiscal year ended December 31, 2005.  In addition, Pax World Management has agreed to waive its compensation from the Funds, to the extent necessary to offset the amount of the advisory fees payable by the Pax World Money Market Fund, Inc. to Pax World Management with respect to any assets of the Funds that are invested in the Pax World Money Market Fund, Inc.  Additionally, as discussed under “Fees and Other Expenses” below, Pax World Management has separately agreed to cap its advisory fee for High Yield Fund to 0.50% of average daily net assets and to reimburse High Yield Fund for Individual Investor Class and Institutional Class expenses exceeding 0.99% and 0.74%, respectively, of average daily net assets until at least December 31, 2007.  The expense caps for each Fund under the Amended Management Contract are the same as those under the Current Management Contracts.

Each Management Contract provides that (i) it may be terminated by the Fund or Pax World Management at any time (A) upon sixty (60) days written notice with respect to the Current Management Contract for Balanced Fund and (B) upon not more than sixty (60) and not less than thirty (30) days written notice with respect to the Growth and High Yield Funds (upon sixty (60) days written notice with respect to the Current Management Contract for Balanced Fund), and (ii) will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, each Management Contract provides that it may continue in effect from year to year only so long as such continuance is specifically approved annually in accordance with the requirements of the 1940 Act (i.e., by majority vote of each Fund’s outstanding voting securities or by a majority of the Directors of such Fund and a majority of the Directors who are not “interested persons” of the Funds (as defined in the 1940 Act), by vote cast in person at a meeting called for the purpose of voting on such matter).

The following table shows the amount of the advisory fee paid to Pax World Management by Balanced, Growth and High Yield Funds for the year ended December 31, 2005:

	Balanced Fund	Growth Fund	High Yield Fund
Year ended December 31, 2005	$8,484,928	$641,911	$509,156

Review Process

The 1940 Act requires that the Directors request and evaluate, and that Pax World Management furnish, such information as may reasonably be necessary for the Directors to evaluate the terms of the Management Contracts. The Boards and/or the Independent Directors met in person and telephonically on three occasions in May and June of 2006, once with management and twice in executive session, for the specific purpose of considering the Current Management Contracts (the “contract review meetings”). In addition, the Directors consider matters bearing on the Funds and their investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from Pax World Management.

During the course of the contract review meetings, the Directors met with and discussed the Management Contracts with representatives of Pax World Management. The Independent Directors were assisted in their evaluation of the Management Contracts by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from management. During the course of the contract review meetings, the Independent Directors made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.

In their deliberations, the Directors did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors.  The Directors’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services

In considering the Management Contracts, the Directors, including the Independent Directors, evaluated the nature, extent and quality of the advisory services provided to the Funds by Pax World Management. They considered the terms of the Management Contracts and received and considered information provided by management that described, among other matters: (a) the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services, (b) the investment program used by Pax World Management to manage the Funds; (c) possible conflicts of interest and fall-out benefits, (d) brokerage practices, (e) the compliance functions of Pax World Management, (f) financial results of Pax World Management and assets under management and other information relating to the financial resources of Pax World Management, and (g) information relating to portfolio manager compensation.

In addition to considering the Funds’ investment performance (see below), the Directors considered, among other matters, Pax World Management’s general oversight of the Funds.  They also took into account information concerning the investment philosophy and investment process used by Pax World Management in managing the Funds as well as the in-house research and social screening capabilities of Pax World Management. They also considered various investment resources available to Pax World Management, including research services acquired with “soft dollars” available to Pax World Management as a result of securities transactions effected for the Funds and other clients.

The Directors considered, among other matters, that Pax World Management provides each Fund with office space and personnel, and provides oversight and coordination of the Funds’ third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody, transfer agency, and preparation of prospectuses, shareholder reports and other regulatory filings.  They also took into account certain weaknesses in Pax World Management’s historical compliance and operational functions, as well as steps taken by Pax World Management to enhance compliance and operational capabilities and the resources being devoted to each.

The Directors concluded, within the context of their overall conclusions regarding the Management Contracts, that the scope of the services provided to the Funds by Pax World Management under the Management Contracts were consistent with the Funds’ operational requirements; that Pax World Management has the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by Pax World Management to the Funds were sufficient to warrant approval of the Management Contracts.

Fund Performance

In connection with the contract review meetings, the Directors reviewed information provided by Pax World Management regarding the total return investment performance of the Funds, comparing each Fund’s investment results with those of other mutual funds that employ socially responsible investing practices (the “SRI Universe”) as well as with a broader peer universe (the “Expanded Universe”, and, together with the SRI Universe, the “Peer Universe”) over the 1-, 3-, 5- and 10-year periods (to the extent the Fund had been in existence) ended December 31, 2005.  The Directors also considered information comparing the performance of other accounts managed in a similar manner by Pax World Management to that of the Funds. In addition to the information reviewed by the Directors at the contract review meetings, the Directors received during the year detailed comparative performance information for each Fund, which included performance versus one or more selected securities indices or other benchmarks. The Directors also considered the portfolio turnover rates of each Fund.

Balanced Fund.  The Directors reviewed information showing performance of the Fund. The comparative information showed that the Fund’s performance was above the median for the Peer Universe for all periods, except for the 5-year return of the Expanded Universe.  Based on their review, the Directors concluded that the Balanced Fund’s relative investment performance over time had been satisfactory.

Growth Fund. The Directors reviewed information showing performance of the Fund. The comparative information showed that the Fund’s performance was at or above the median for the SRI Universe for the 1- and 3-year periods, but was below the median for the 5-year period.  The Directors further noted that the comparative information showed that the Fund’s performance was below the median for the Expanded Universe for all periods.  The Directors considered that the Fund’s more recent performance had improved and that, given the Fund’s socially responsible policies, the Fund’s relative performance as compared to the SRI Universe was more relevant than the Fund’s relative performance as compared to the Expanded Universe. Based on their review, the Directors concluded that the Growth Fund’s relative investment performance over time had been satisfactory.

High Yield Fund. The Directors reviewed information showing performance of the Fund. The comparative information showed that the Fund’s performance was below the median for the Expanded Universe for all periods (the Fund is the only high yield fund in the SRI Universe).   The Directors noted that Pax World Management had recently made changes in the portfolio management team for the Fund. The Directors also noted that the Fund’s performance should improve over time as a result of the fee waiver and expense reimbursement arrangements currently in place (as discussed below).  Based upon their review, the Directors concluded that they would continue to monitor the performance of the High Yield Fund, but that, based on discussions with management, they retained confidence in Pax World Management’s overall capabilities to provide management for the High Yield Fund.

Based on this and other information, the Directors concluded, within the context of their overall conclusions regarding the Management Contracts, that Pax World Management’s performance record and process in managing the Funds were sufficient to support approval of the Management Contracts.

Fees and Other Expenses

The Directors considered the advisory fees paid by each Fund to Pax World Management as well as each Fund’s 12b-1 fee, “Other Expenses” and total expense ratio.  In doing so, the Directors reviewed information provided by management.  Among other information, the Directors considered the level of the Funds’ advisory fees and total expenses versus each Fund’s SRI Universe (except for the High Yield Fund) and Expanded Universe. In connection with their review, the Directors considered Pax World Management’s agreement to (i) reimburse each of the Balanced and Growth Funds to the extent such Fund’s total expenses exceed 1.50% of each Fund’s respective average daily net assets, (ii) waive a portion of the Rule 12b-1 fee for each of the Growth and High Yield Funds until at least December 31, 2007, (iii) waive the High Yield Fund’s advisory fee to 0.50% of average daily net assets until at least December 31, 2007, and (iv) reimburse the High Yield Fund Individual Investor Class and Institutional Class shares to the extent expenses of each class exceed 0.99% and 0.74%, respectively, of average daily net assets until at least December 31, 2007.  The Directors also considered information showing the advisory fees charged by Pax World Management to other accounts with investment objectives similar to those of the Funds. The information indicated that the fee rates paid to Pax World Management with respect to the Funds were generally similar to (but not necessarily as low as, in all cases) the fee rates charged by Pax World Management to other similar accounts. In this regard, the Directors noted management’s description of the differences in services provided to these other accounts, including the generally broader scope of services provided by Pax World Management to the Funds relative to other accounts, the higher demands placed on investment personnel and trading infrastructure as a result of the anticipated daily cash in-flows and out-flows of the Funds, and the expenses associated with the more extensive regulatory regime governing registered funds.  As discussed below, the Directors observed that the Funds’ advisory fees and non-advisory expenses remained generally in line with each Fund’s Peer Universe.

Balanced Fund. For the Pax World Balanced Fund, advisory fee, 12b-1 fee, Other Expenses and total expenses were at or below the median for the Peer Universe (except that the advisory fee was above median for the Expanded Universe). The Directors concluded that the advisory fee, 12b-1 fee, Other Expenses and total expense ratio were acceptable.

Growth Fund. For the Pax World Growth Fund, advisory fee, 12b-1 fee, Other Expenses and total expenses were at or below median for the Peer Universe (except that the advisory fee was above median for both the SRI Universe and the Expanded Universe). The Directors noted that, although the Fund’s advisory fee did not compare favorably to the Fund’s Peer Universe, its total expense ratio was below the median for the Peer Universe. The Directors concluded that the advisory fee, 12b-1 fee, Other Expenses and total expense ratio were acceptable.

High Yield Fund. For the Pax World High Yield Fund, advisory fee, 12b-1 fee, Other Expenses and total expenses were below median for the Expanded Universe (the Fund is the only high yield fund in the SRI Universe). The Directors concluded that the advisory fee, 12b-1 fee, Other Expenses and total expense ratio were acceptable.

Based on this and other information, the Directors concluded, within the context of their overall conclusions regarding the Management Contracts, that the fees and expenses to be charged represented reasonable compensation to Pax World Management and the Funds’ service providers in light of the services provided. In coming to this conclusion, the Directors took into account, among other factors, the fee waiver and reimbursement agreements described above.

Costs of Services Provided and Profitability

The Directors reviewed information regarding the cost of services provided by Pax World Management and the estimated profitability of Pax World Management’s relationship with the Funds, including a profitability report prepared by management detailing the costs of services provided to the Funds by Pax World Management, and the profitability to Pax World Management of its advisory relationship with the Funds, each for the years ended December 31, 2004 and 2005 as well as an estimate for the year ending December 31, 2006.  The Directors recognized that Pax World Management should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and Pax World Management’s capital structure and cost of capital. The Directors concluded that, taking all of the foregoing into account, they were satisfied that Pax World Management’s level of profitability from its relationship with each Fund was not excessive.

Possible Fall-Out Benefits

The Directors considered information regarding the direct and indirect benefits to Pax World Management from its relationship with the Funds, including reputational and other “fall out” benefits. During the course of the year, the Board of Directors received presentations from Pax World Management about its trading practices and brokerage arrangements, including its policies with respect to research provided to Pax World Management in connection with trade execution for the Funds (soft dollar arrangements), and the Directors accepted the representation of Pax World Management that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds.  The Directors considered the receipt of these benefits in light of Pax World Management’s profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale

The Directors considered the extent to which Pax World Management may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Directors noted that the advisory fee schedules for the Funds contain breakpoints that reduce the fee rate on assets above specified levels and that the Funds were currently benefiting from the attainment of such breakpoints. The Directors further noted Pax World Management’s agreement to reimburse the Balanced and Growth Funds to the extent each Fund’s total expenses exceed 1.50% of such Fund’s average daily net assets and its agreement to reimburse the High Yield Fund to the extent the Fund’s total expenses exceed 0.99% (for Individual Investor Class shares) and 0.74% (for Institutional Class shares), each of the Fund’s average daily net assets.  Based on these observations, the Directors concluded that the Funds’ overall fee arrangements would represent an appropriate sharing at the present time between Fund shareholders and Pax World Management of any economies of scale or other efficiencies in the management of each Fund at current asset levels.

Conclusions

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Boards of Directors, including the Independent Directors, unanimously concluded that the approval of the Amended Management Contract and the continuation of the Current Management Contracts was in the best interests of the Funds and their shareholders, and should be approved.

Vote Required

Approval of the amendment to each Fund’s management contract requires the affirmative vote of a 1940 Act Majority of a Fund entitled to vote on such Proposal.

The Board of Directors of each Fund unanimously recommends that shareholders vote FOR this proposal.

PROPOSAL 5.  REORGANIZATION OF THE FUNDS

At the Meeting, it is proposed that the shareholders of each Fund approve the Reorganization of such Fund into a separate, corresponding series of the newly-created Massachusetts business trust, Pax World Funds Series Trust I (the “Acquiring Trust”).  Each Reorganization would be effected pursuant to a Reorganization Plan which provides for the transfer of all of the assets of a Fund to the corresponding series of the Acquiring Trust (“New Fund”) in exchange for shares of such New Fund and the assumption by such New Fund of all of the liabilities of the Fund, followed by the dissolution of the Fund under Delaware law and the distribution to shareholders of the Fund of corresponding New Fund shares in complete liquidation of the Fund.

The Board of Directors of each Fund and Pax World Management, the investment manager for each Fund, believe that reorganizing the Funds as series of Pax World Funds Series Trust I would allow the Funds to benefit from a more flexible organizational structure, will reduce taxes and other expenses paid by the Funds and potentially reduce the administrative costs of maintaining three separate legal entities.   The Reorganizations are currently expected to occur in the fourth quarter 2006 or as soon as reasonably practicable after shareholder approval is obtained.

As described in more detail below in “Information About the Acquiring Trust,” the Acquiring Trust is a business trust governed by Massachusetts law and an agreement and declaration of trust (the “Agreement and Declaration of Trust”).  The Acquiring Trust has separate series representing different beneficial interests in the assets and liabilities belonging to that series, and shares of each series may be further divided into separate classes.  The New Funds will continue the business of the Funds.

Each New Fund has the same investment objectives and policies as the corresponding Fund (as amended by Proposals 1 and 2 to the extent the amendments are approved by shareholders). (1) In addition, each New Fund will be managed by the same investment adviser and portfolio managers as the corresponding Fund using the same investment process, and will have the same management fees and expense structure as the corresponding Fund immediately prior to the Reorganization.  All of the nominees for directors of the Funds that are elected by shareholders of any Fund the shareholders of which approve its Reorganization will serve as trustees of the Acquiring Trust.

(1)             In addition, the Funds will retain Ernst & Young as their independent auditor (to the extent approved by shareholders in Proposal 6) and the Funds will retain their respective distribution plan (with respect to Balanced Fund, as amended by Proposal 3 to the extent approved by shareholders).

I.  Background and Reasons for the Reorganizations

At a meeting held on June 8, 2006, each Board of Directors, including all directors who are not “interested persons” of the Funds (as defined in Section 2(a)(19) of the 1940 Act (each, an “Independent Director”) unanimously approved the Reorganization Plan with respect to each Fund and recommended shareholder approval of the Reorganization Plan.  Each Board of Directors was assisted in its determination by independent legal counsel for the Independent Directors.  Each Board of Directors determined that the Reorganization Plan would be in the best interests of the relevant Fund, and that the interests of each Fund’s shareholders would not be diluted as a result of effecting the Reorganization.

Each Board of Directors also took into account the fact that the expected costs of the proposed Reorganizations, including the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, the fees associated with creating the New Funds, accounting fees, and legal fees, would be borne by the Funds.

First, the new structure eliminates any need to monitor the number of authorized shares.  Delaware law requires a fund to authorize shares before issuance and obtain shareholder approval to increase the number of authorized shares.  Hence, as happened recently for the Balanced Fund, a fund may have insufficient authorized shares available to meet purchase requests.  By contrast, each series of Pax World Funds Series Trust I may issue an unlimited number of shares.  Second, Delaware imposes a franchise tax on a fund organized as a corporation, whereas Massachusetts does not impose a franchise tax on a fund organized as a series of a Massachusetts business trust.  The Reorganization would therefore eliminate the unnecessary payment of a franchise tax.   For fiscal year 2005, the Funds paid a total of approximately $110,000 in franchise taxes.  Third, Delaware law requires a fund to hold annual meetings of shareholders, with attendant proxy solicitation costs and related expenses, whereas Massachusetts law does not, thereby giving the trustees the flexibility to schedule shareholder meetings only when they feel the potential benefits to shareholders outweigh the costs.  Fourth, the trustees of Pax World Funds Series Trust I are authorized to amend its organizational documents without shareholder approval.  This provides the trustees with flexibility to respond to changing market and legal conditions without a causing a fund and its shareholders to incur the expense of a proxy solicitation.  Finally, the new structure eliminates the need to maintain three separate legal entities, with three separate registration statements.  If the Reorganizations are approved, there will be a single legal entity, with three separate funds, and a single registration statement, thereby potentially reducing administrative burdens and expenses.

II.  Agreement and Plan of Reorganization

The Reorganization Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund (“Reorganization Shares”), all as of the Valuation Date (as defined in the Reorganization Plan).  The following discussion of the Reorganization Plan is qualified in its entirety by the full text of the Reorganization Plan, the form of which is attached as EXHIBIT 2 to this Proxy Statement.

Each Fund will sell or transfer all of its assets attributable to each class of its shares to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and deliver to the Fund a number of full and fractional shares of beneficial interest of the same class of the New Fund having an aggregate net asset value equal to the value of the assets of the Fund, less the value of the liabilities of the Fund assumed by the New Fund attributable to such class.

For federal income tax purposes, all of the Reorganizations are expected to be tax-free reorganizations.  For more information about the tax consequences of the proposed Reorganizations, see “Federal Income Tax Consequences of the Reorganizations” below.

Upon consummation of the transactions proposed to occur as of the Valuation Date, each Fund will distribute pro rata to its shareholders of record of each class as of the Valuation Date the full and fractional Reorganization Shares of such class received by the Fund.  Each holder of shares of the Fund will receive a number of full and/or fractional Reorganization Shares having an aggregate net asset value on the Valuation Date equal to the value of and of the same class as the full and/or fractional shares of the Fund held by the shareholder as of the Valuation Date.  This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder.

The consummation of each Reorganization is subject to the conditions set forth in the Reorganization Plan, including receipt of opinions of counsel, any of which may be waived by a Fund’s Board of Directors.  The Reorganization Plan, with respect to a Fund, may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the relevant Fund, prior to the Valuation Date, by mutual consent of the directors of the relevant Fund and trustees of the New Fund or, if any condition set forth in the Reorganization Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by each New Fund and its corresponding Fund of the transactions contemplated by the Reorganization Plan will be borne by the Funds.

Immediately prior to the Reorganizations, the New Funds will have nominal assets and no liabilities, and Pax World Management will be the sole shareholder of each New Fund.

A.  Information About the Acquiring Trust.

The Acquiring Trust is governed by an Agreement and Declaration of Trust restated as of May 26, 2006 and as amended from time to time thereafter (the “Declaration of Trust”), By-laws as amended and restated as of May 26, 2006 and as amended from time to time thereafter (the “By-Laws”).  The Acquiring Trust is organized as a Massachusetts business trust governed by Massachusetts and federal law.

The table below summarizes the significant differences between the Declaration of Trust and By-Laws of the Acquiring Trust and the organizational documents (and applicable provisions of Delaware law) for the Funds.  As noted in Proposals 2.A. through 2.O., the Bylaws for Balanced Fund contain fundamental investment policies, while the Bylaws of the Acquiring Fund do not (although the fundamental investment policies of the Funds (after giving effect to any changes approved by shareholders on Proposal 2 will not change as a result of the Reorganizations).  For additional information, shareholders of a Fund should refer directly to such documents, copies of which may be obtained by contacting the Acquiring Trust at its address listed on the cover page of this Proxy Statement.

PAX WORLD FUNDS
COMPARISON OF ORGANIZATIONAL DOCUMENTS

	The Acquiring Trust	Balanced Fund	High Yield Fund and Growth Fund
Shareholder Liability:

A shareholder or former shareholder held to be personally liable solely by reason of his or her being or having been a shareholder is entitled to be held harmless from and indemnified against all loss and expense arising from such liability.

Every note, bond, contract, instrument, certificate or undertaking made or issued by any Trustees or Trustee or by any officers or officer must recite that the same was executed or made by or on behalf of the Trust and that obligations of such instrument are not binding on any of them or shareholders individually.

		The stockholders are not personally liable for the payment of the corporation’s debts except as they may be liable by reason of their own conduct and acts.	The stockholders are not personally liable for the payment of the corporation’s debts except as they may be liable by reason of their own conduct and acts.

Shareholder Voting Rights:

Shareholders have the power to vote (i) for the election of Trustees; (ii) with respect to any termination, by the shareholders, of the Trust or series or class of the Trust; (iii) with respect to derivative actions, to the extent certain demand requirements are met; and (iv) with respect to any other matters required by applicable law, the organizational documents or deemed necessary or desirable by the Board of Trustees.

Each whole share (or fractional share) outstanding on the record date is entitled to a number of votes on any matter which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

Stockholders have the right to vote on such matters as the election of directors, the consummation of a merger, and dissolution of the corporation.

Each stockholder is entitled to one vote for each share of capital stock held by such stockholder.

There is no cumulative voting in the election of directors.

Stockholders have the right to vote on such matters as the election of directors, the consummation of a merger, and dissolution of the corporation.

Each stockholder is entitled to one vote for each share of capital stock held by such stockholder.

There is no cumulative voting in the election of directors.

	The Acquiring Trust	Balanced Fund	High Yield Fund and Growth Fund

There is no cumulative voting in the election of Trustees.

Shareholders may vote together with shareholders of another other series or class of the Trust on matters affecting the Trust as a whole, such as the election of Trustees; when matters affect only the interests of one or more class or series of the Trust, only the shareholders of such series or class are entitled to vote thereon.

Shareholders Meetings:	Shareholders have no specific right to call meetings, except as may be required by applicable law, including the 1940 Act.

Stockholders may compel an annual meeting if not otherwise called by the board of directors within thirteen months after the last annual meeting.

The Bylaws provide that the Board of Directors or the president may call special meetings of the stockholders, but the stockholders have no specific right to call special meetings.  Notice of special meetings must be given at least 10 days prior to such meetings.

Stockholders may compel an annual meeting if not otherwise called by the board of directors within thirteen months after the last annual meeting.

The Bylaws provide that the Board of Directors or the president may call special meetings of the stockholders, but the stockholders have no specific right to call special meetings.  Notice of special meetings must be given at least 10 days prior to such meetings.

Shareholder Quorum:	30% of the shares entitled to vote.	50% in interest of all the capital stock entitled to vote.	50% in interest of all the capital stock entitled to vote.

Shareholder Consent:	Majority consent required for shareholder action taken without a meeting.

The Certificate of Incorporation provides that corporate action (except for the sale, lease or exchange of all or substantially all of the property and assets of the corporation) may be taken the written consent of the stockholders having not less than such percentage of the total number of votes as would have been required to authorize and approve such action had a meeting been held and had all the votes so entitled been cast at such

The Certificate of Incorporation provides that stockholders can take action by written consent of holders of the number of shares that would be required to take such action at a meeting where all shares entitled to vote were present and voted.

Under Delaware law, stockholders may elect directors by unanimous written consent in lieu of an annual meeting.

	The Acquiring Trust	Balanced Fund	High Yield Fund and Growth Fund
meeting. Under Delaware law, stockholders may elect directors by unanimous written consent in lieu of an annual meeting.

Notice to Shareholders:

Notice of shareholder meetings is to be mailed, postage prepaid, or sent by facsimile or other electronic submission not less than seven days before the date of such meeting.

Notice is not expressly required to state the purpose for which the meeting is called.

Notice of stockholders’ meetings must be given at least 10 days before the date of the meeting.

Notice of all stockholders’ meetings must state the time and place of such meeting, and, in the case of a special meeting, the objects for which such meeting is called.

Notice of stockholders’ meetings must be given at least 10 days before the date of the meeting.

Notice of all stockholders’ meetings must state the time and place of such meeting, and, in the case of a special meeting, the purpose for which such meeting is called.

Shareholder Proxies:	Shareholders may vote in person or by proxy. Duration of proxy is not addressed by the Declaration of Trust or Bylaws.	Stockholders may put a proxy in place for a period of up to six months before the date of the meeting.	No proxy shall be valid after three years from its date, unless it provides for a longer period.

Trustee’s Power to Amend Declaration of Trust / Director’s Power to Amend Certificate of Incorporation:

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees, provided that, for non-ministerial amendments, notice is transmitted promptly to shareholders upon the same day such amendment is effective.

An amendment to the Certificate of Incorporation is accomplished by the Board of Directors submitting the proposed amendment to the stockholders entitled to vote at a meeting of stockholders called and held upon notice; a majority of the outstanding stock entitled to vote thereon must vote in favor of the amendment for it to be approved.

An amendment to the Certificate of Incorporation is accomplished by the Board of Directors submitting the proposed amendment to the stockholders entitled to vote at a meeting of stockholders called and held upon notice; a majority of the outstanding stock entitled to vote thereon must vote in favor of the amendment for it to be approved.

Termination of Trust / Corporation:

Shareholders have the right to terminate the Trust, or any series or class thereof, upon approval of at least 66 2/3% of the outstanding shares of the Trust or the affected series or class.

Trustees may terminate the Trust, or any

		Dissolution of a Delaware corporation requires the approval of the Board of Directors and a majority of the outstanding shares.	Dissolution of a Delaware corporation requires the approval of the Board of Directors and a majority of the outstanding shares.

	The Acquiring Trust	Balanced Fund	High Yield Fund and Growth Fund
series or class, without shareholder approval by written notice to shareholders.

Merger or Consolidation Trust / Corporation:

The Declaration of Trust provides that a consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without shareholder approval, unless otherwise required by law.

Stockholders of a Delaware corporation have a right to vote on a merger, consolidation, share exchange or sale of all or substantially all assets, with a required vote of a majority of outstanding shares.

Stockholders of a Delaware Corporation have appraisal rights in connection with certain mergers and consolidations.

Stockholders of a Delaware corporation have a right to vote on a merger, consolidation, share exchange or sale of all or substantially all assets, with a required vote of a majority of outstanding shares.

Stockholders of a Delaware corporation have appraisal rights in connection with certain mergers and consolidations.

Removal of Trustees / Directors:

The Declaration of Trust states that a Trustee can be removed with or without cause by the Board assuming that a quorum, as provided in the Bylaws, is present and a majority of those Trustees present vote for removal.

The Bylaws state that the shareholders may, at any meeting called for the purpose, remove from office any director by a vote of the holders of a majority of the capital stock issued and outstanding and entitled to vote.  To the extent consistent with the 1940 Act, the Board of Directors may remove a director (elected by the Board) from office with a vote of not less than a majority of the directors then in office and may, for cause, remove a director elected by the stockholders and fill the vacancy created in each case.

The Bylaws state that any director may be removed, either with or without cause, at any time with the affirmative vote of a majority in interest of the holders of record of the stock having voting power at an annual meeting or at a special meeting of the stockholders called for the purpose.  Unless the Board of Directors has been accordingly decreased by an amendment to the Bylaws, the shareholders can thereafter elect a successor, or the remaining directors may, by majority vote, fill the vacancy.

Trustee / Director Committees:

According to the Declaration of Trust, the Trustees may appoint from their own number and terminate one or more committees consisting of one or more Trustees.  These committees may exercise the powers and authority of the Trustees to the extent that the Trustees determine.

The Bylaws provide that the Board of Directors can elect an Executive Committee with 2-5 members from its ranks.  This Executive Committee can exercise all the powers of the Board when the Board is not in session and can make rules for the holding and

The Bylaws provide that, by a resolution passed by a majority of the whole Board of Directors at any meeting of the Board of Directors, the directors may designate one or more committees.  To the extent provided in such resolution, unless otherwise

	The Acquiring Trust	Balanced Fund	High Yield Fund and Growth Fund

The Bylaws state that except as otherwise provided, a majority of the members of any Committee of the Trustees shall constitute a quorum for the transaction of business, and any action of such a Committee may be taken at a meeting by a vote of a majority of the members present (a quorum being present) or evidenced by one or more writings signed by such a majority.

conduct of its meetings and keeping the records hereof, and shall report its action to the Board.  The Board may elect from its members such other committees from time to time as it may desire; the number of committee members and the powers conferred upon them shall be determined by the Board at its discretion.

provided by law, such committee may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation.  A committee may make such rules for the conduct of its business as it shall from time to time deem necessary.

Trustee / Director Liability:

Trustees are not personally liable for claims against the Trust or for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust.  Each Trustee is not responsible for the act or omission of any other Trustee and may be liable only by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office.

The Certificate of Incorporation does not limit the liability of directors.  The By-Laws state that directors shall be indemnified by the corporation for any actions, suits or proceedings brought by reason of the fact that he/she is or was a director, except for any acts by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office.

The Certificate of Incorporation states that directors are not personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under § 174 of Delaware Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

Trustee Indemnification:

The Bylaws state that the Trust shall indemnify each Trustee against all liabilities and expenses, including but not limited to satisfaction of judgments, in compromise or as fines or penalties, and counsel fees reasonably incurred by the Trustee, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which the Trustee is or was involved as a party or otherwise or with which the Trustee is or was

The Bylaws state that a director made party to any action, suit, or proceeding due to his/her status as a director shall be indemnified by the corporation against the reasonable expenses, including damages and attorneys’ fees, actually incurred by him/her in the defense of such action, suit or proceedings, or in connection with any appeal therein, except in relation to matters in which it is adjudged that the director is otherwise entitled.  This

The Bylaws state that a director made party to any action, suit, or proceeding due to his/her status as a director shall be indemnified by the corporation against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted by applicable federal and state law.  This indemnification does not apply to any acts by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the

The Acquiring Trust	Balanced Fund	High Yield Fund and Growth Fund

threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or by reason of his or her being or having been a Trustee. Exceptions to this include:  (a) no Trustee is entitled to indemnification with respect to any matter as to which he or she is finally adjudicated in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; and (b) no Trustee is entitled to indemnification against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Under the Bylaws, in the absence of a final decision on the merits by an adjudicating body that such person has not acted in good faith in the reasonable belief that such person’s action was in the best interests of the Trust or is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification will be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that such person has acted in good faith in the reasonable belief that such person’s action was in the best interests of the Trust and is not liable to the Trust or its shareholders by

	indemnification does not apply to any acts by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office.	duties involved in the conduct of his/her office.

The Acquiring Trust	Balanced Fund	High Yield Fund and Growth Fund

reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts to the effect that such person appears to have acted in good faith in the reasonable belief that such person’s action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  However, any approval pursuant to this section shall not prevent the recovery from any Trustee of any amount paid to him/her in accordance with this provision as indemnification if the Trustee is subsequently adjudicated by a court of competent jurisdiction to be liable to the Trust or its shareholders by reason of not acting in good faith in the reasonable belief that his or her action was in the best interests of the Trust or by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s office.

The appointment, designation or identification of a Trustee as the chairman of the Board, the lead or assistant lead independent Trustee, a member or chairman of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert) or as having any other special appointment, designation or identification shall not (a) impose on that person any duty,

	The Acquiring Trust	Balanced Fund	High Yield Fund and Growth Fund

obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled.

Legal Expenses:

The Bylaws state that the Acquiring Trust shall pay the legal expenses in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the Trustee to repay to the Trust amounts so paid if it is ultimately determined that the Trustee is not entitled to indemnification, and: (a) the Trustee has provided security for such undertaking; (b) the Trust is insured against losses arising by reason of any lawful advances; or (c) a majority of the disinterested, non-party trustees or independent legal counsel, as expressed in a written opinion, determines that there is reason to believe that the Trustee ultimately will be found entitled to indemnification.

Under Delaware law, expenses (including attorney’s fees) incurred by a director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director to repay such amount if it is determined that such person is not entitled to indemnification.

Under Delaware law, expenses (including attorney’s fees) incurred by a director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is determined that such person is not entitled to indemnification.

Dividends:	Not limited.	Under Delaware law, the directors may declare a dividend only out of a corporation’s surplus or out of the corporation’s net profits for the current or preceding fiscal year.	Under Delaware law, the directors may declare a dividend only out of a corporation’s surplus or out of the corporation’s net profits for the current or preceding fiscal year.

	Acquiring Trust By-Laws	Balanced Fund Current By-Laws
Securities and Cash to be Held by Custodian:	The new By-Laws do not have such a limitation.

The Bylaws provide that all securities and cash are to be deposited in a bank or trust company having not less than $2 million aggregate capital, surplus and undivided profits. Any contract with such custodian shall be approved by the Board of Directors. In the event of resignation or inability to serve of the custodian, Balanced Fund shall use its best efforts to obtain a custodian to which the securities and cash shall be transferred, or, in the event no successor is found, submit to shareholders the decision to liquidate the fund or function without a custodian.

Fundamental Investment Policy with respect to Industry Concentration:	The new By-Laws do not contain such a provision. This policy will not change.	Balanced Fund may not concentrate more than twenty-five percent (25%) of its investments in one particular industry.

B.  Federal Income Tax Consequences of the Reorganizations

The Reorganizations are expected to be tax-free reorganizations.  As a condition to each Fund’s obligation to consummate its Reorganization, the Fund will receive an opinion from Ropes & Gray LLP, counsel to each Fund, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:

(i)

the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Fund and the New Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)

under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for Reorganization Shares and the assumption by the New Fund of the Fund’s liabilities, or upon the distribution of such Reorganization Shares by the Fund to its shareholders in liquidation;

(iii)	under Section 354 of the Code, the Fund shareholders will recognize no gain or loss upon the distribution of Reorganization Shares to them in exchange for their Fund shares;

(iv)

under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares to be received by each shareholder of the Fund in exchange for their Fund shares will be the same as the aggregate tax basis of the Fund shares exchanged therefore;

(v)

under Section 1223(1) of the Code, a Fund shareholder’s holding period for the Reorganization Shares received pursuant to the Reorganization Plan will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares provided such Fund shares were held as a capital asset on the date of the exchange;

(vi)

under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Reorganization Plan in exchange for the Reorganization Shares and assumption by the New Fund of the liabilities of the Fund;

(vii)

under Section 362(b) of the Code, the New Fund’s tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund’s tax basis in such assets immediately prior to such exchange;

(viii)	under Section 1223(2) of the Code, the New Fund’s holding periods in such assets will include the Fund’s holding periods in such assets; and

(ix)

under Section 381 of the Code, the New Fund will succeed to the capital loss carryovers of the Fund, if any, but the use by the New Fund of any such capital loss carryovers (and of capital loss carryovers of the New Fund) may be subject to limitation under Section 383 of the Code.

The opinion will be based on certain factual certifications made by officers of the Funds and the New Funds and will also be based on customary assumptions.  Each Fund has agreed to make and provide additional representations to Ropes & Gray with respect to each Fund that are reasonably requested by Ropes & Gray.  The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above.  There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder.  Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

Vote Required

Approval of the amendment to each Fund’s management contract requires the affirmative vote of a 1940 Act Majority of a Fund entitled to vote on such Proposal.

The Board of Directors of each Fund unanimously recommends that shareholders vote FOR this proposal.

PROPOSAL 6.  ELECTION OF DIRECTORS

The purpose of this Proposal is to elect a Board of Directors for each Fund.  It is intended that the accompanying proxy will be voted for the election as directors of the nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of directors, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, will be elected.

Each of the nominees named below is currently a director of all three Funds, except for Sanford C. Sherman, who is not currently a director of High Yield Fund, and Cynthia A. Hargadon, who is not currently a director of any Fund, and has served in that capacity continuously since originally elected or appointed.  The nominees set forth in the first table below (Interested Nominees) are considered “interested persons” of the Funds  under 1940 Act, by virtue of their position or affiliation with Pax World Management and/or H. G. Wellington, the Funds’ distributor and a brokerage firm that the Funds may use to execute brokerage transactions.  The nominees in the second table (Disinterested Nominees) are not considered “interested persons” of the Funds and have no affiliation with Pax World Management or H. G. Wellington.  None of the directors or officers of the Funds are related to one another by blood, marriage or adoption.  If elected, each nominee will serve until the next Annual Meeting of Shareholders of each Fund or until his or her successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of each Fund.

In the event that the Reorganization of your Fund is approved, the directors elected will serve until such time as the Reorganization can be effected.  After the Reorganization, the directors elected pursuant to this Proposal by shareholders of any Fund for which the Reorganization is approved will serve as trustees of Pax World Funds Series Trust I, even if one or more of such directors is not elected by shareholders of the other Funds.  Each Trustee will serve until is or her successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of each Fund.

Interested Nominees

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

Thomas W. Grant 14 Wall Street New York, NY 10005; (64)	Vice Chairman of the Board of Directors; Director and President - Balanced Fund (since 1996) Director and President - Growth Fund (since 1997)	Mr. Grant is the Vice Chairman of the Board and President of Balanced Fund (1996- present); the President of Growth Fund (1997- present), High Yield Fund (1999-present), the Money Market Fund (1998-present), Pax	3

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
	President - Money Market Fund (since 1998) Director and President - High Yield Fund (since 1999)

World Management (1996-present); President and CEO of H.G. Wellington (1991-present). Mr. Grant has been associated with H.G. Wellington since 1991 and served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer. His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds. Mr. Grant is a graduate of the University of North Carolina (BA). Mr. Grant also is a member of the board of directors of the Securities Investor Protection Corporation (2003-present).

Laurence A. Shadek 14 Wall Street New York, NY 10005; (56)	Chairman of the Board of Directors; Director - Balanced Fund (since 1996) Chairman of the Board of Directors; Director - Growth Fund (since 1997) Executive Vice President - Money Market Fund (since 1998) Chairman of the Board of Directors; Director – High Yield Fund (since 1999)	Mr. Shadek is the Chairman of the Board of Directors of Balanced Fund (1996-present), Growth Fund (1997- present) and High Yield Fund (1999-present), an Executive Vice President of the Money Market Fund (1998- present), the Chairman of the Board of Pax World Management (1996-present), and an Executive Vice-President of H.G. Wellington (1986- present). Mr. Shadek, together with members of his family, owns	3

Name, Address and Age	Position(s) Held With Funds; Term of Office (1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

substantially all of the outstanding shares of capital stock of Pax World Management and a 25.73% interest in H.G. Wellington. Mr. Shadek has been associated with H.G. Wellington since March 1986 and was previously associated with Stillman, Maynard & Co., where he was a general partner. Mr. Shadek’s investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley. Mr. Shadek is a graduate of Franklin & Marshall College (BA) and NYU Stern School of Business (MBA). Mr. Shadek is a member of the Board of Trustees of Franklin & Marshall College.

Disinterested Nominees

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

Carl H. Doerge, Jr. c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (67) (2),(3),(4)	Director - Balanced Fund (since 1998) Director - Growth Fund (since 1997) Director - High Yield Fund (since 1999)	Mr. Doerge has been a private investor since 1995. Prior to that, Mr. Doerge was Executive Vice President and Managing Director of Smith Barney for approximately twenty-four years. Mr. Doerge is a member of the Board of Trustees, the	3

Name, Address and Age	Position(s) Held With Funds; Term of Office (1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director

Deputy Mayor and the Police Commissioner of the Village of Upper Brookville, NY. Mr. Doerge also is a member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.

James M. Large, Jr. c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (74)(2),(3),(4)	Director - Balanced Fund (since 2001) Director - Growth Fund (since 2001) Director - High Yield Fund (since 1999)

Mr. Large served as the Chairman Emeritus of Dime Bancorp, Inc. (1998- 2002) and was the Chairman (1995-1997) and Chief Executive Officer (1995-1996) of Dime Bancorp, Inc. Prior to that, Mr. Large was the Chairman and Chief Executive Officer of Anchor Savings Bank / Anchor Bancorp (1989-1995). Mr. Large is a member of the Board of Directors of the Wildlife Conservation Society and served as its Acting President and Chief Executive Officer (2000-2001). Mr. Large also is a member of the Boards of Directors of the Nature Conservancy of Long Island (where he served as Acting Director in 1998), the Nature Conservancy of New York, North Shore Wildlife Sanctuary, Matinicock Planning Board, Nassau Community College and Long Island Index. Mr. Large also serves on the Investment Advisory

3

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
		Committee of the Episcopal Diocese of Long Island.

Louis F. Laucirica c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (64) (5),(6),(7)	Director - Balanced Fund (since 2003) Director - Growth Fund (since 2003) Director - High Yield Fund (since 2003)	Mr. Laucirica is an Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-present). Prior to that, Mr. Laucirica was Executive-in-Residence and Executive Director - Professional and International Programs of Pace University, Lubin School (1998-1999), and the President and Chief Executive Officer of Norton Performance Plastics Corporation (1989-1998). Mr. Laucirica had been associated with the Norton company since 1972.	3

Sanford C. Sherman c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (69) (2),(3)	Director - Balanced Fund (since 1992) Director - Growth Fund (since 1999)	Mr. Sherman is a Trustee of the Piscataqua Savings Bank, Portsmouth, NH (1972-present) and the Chairman of the Piscataqua Savings Bank Trust Committee (1999-present). Mr. Sherman also was the Chief Executive Officer until December 31, 2000, and was the President until December 31, 1999, of the Piscataqua Savings Bank, positions he held since April 1981. For 21 years prior thereto, Mr. Sherman held various other positions with the bank, including Vice	2

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
		President and Treasurer.

Nancy S. Taylor c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801; (50) (5),(6),(7)	Director - Balanced Fund (since 1997) Director - Growth Fund (since 1997) Director – High Yield Fund (since 2005)	Dr. Taylor serves as the Senior Minister of the Old South Church in Boston, MA (2005-present). She previously served as the Minister and President of the Massachusetts Conference of the United Church of Christ (2001 - 2005) and before that as Senior Minister of the First Congregational Church in Boise, Idaho (1992-2001). Dr. Taylor is a Trustee of Andover Newton Theological School (2002-present) and a director of Ecclesia Ministries, a ministry to Boston’s homeless population (2003-present).	3

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer	Number of Portfolios in the Pax World Fund Family Overseen by Director
Cynthia A. Hargadon c/o Pax World Management Corp. 222 State Street Portsmouth, NH 03801 (51)	None	Ms. Hargadon serves as the Managing Director of CRA Rogers Casey (since 2006). She previously served as Senior Consultant of North Point Advisors, LLC (2003-2006), and President of Potomac Asset Management, Inc. (2000 to 2002).	0

Along with those Nominees and Officers mentioned above, the following are Officers of the Funds.

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer

Joseph Keefe 222 State Street Portsmouth, NH 03801; (52)	Chief Executive Officer – Balanced Fund (since 2006) Chief Executive Officer – Growth Fund since (2006) Chief Executive Officer – High Yield Fund (since 2006)

Mr. Keefe is the Chief Executive Officer of the Adviser (since 2005) and is also the Chief Executive Officer of the Funds (since 2006). Previously, Mr. Keefe was President of NewCircle Communications LLC (2000-2005) and Executive Vice President and General Counsel of Citizens Advisers, Inc. (1997-2000). Prior to that, he was in private law practice for 16 years (1981-1997). He is Co-Chair of The Carbon Coalition, a member of the Board of Directors of Americans for Campaign Reform, and a former member of the Board of Directors of the Social Investment Forum (2000-2006).

Janet Lawton Spates 222 State Street Portsmouth, NH 03801; (36)	Treasurer - Balanced Fund (since 1998) Treasurer - Growth Fund (since 2005) Treasurer – High Yield Fund (since 2005)

Ms. Spates serves as the Chief Financial Officer for Pax World Management (1992-present).Ms. Spates also is the Operations Manager and Treasurer of Pax World Management (1998 - present). Previously, Ms. Spates was an Assistant Treasurer of Growth Fund (1997-2005) and High Yield Fund (1999-2005).

Maureen Conley 222 State Street Portsmouth, NH 03801; (44)	Secretary – Balanced Fund (since 2005) Secretary – Growth Fund (since 2005) Secretary – High Yield Fund (since 2005)

Ms. Conley is the Vice President of Shareholder Services/ Operations (2005-present) and was Manager of Shareholder Services for Pax World Management (2000-2005). Ms. Conley was previously associated with Citizens Advisers in Portsmouth, NH, where she held various positions within the Shareholder Services and Operations departments (1996-2000).

John Boese 222 State Street Portsmouth, NH 03801; (43)	Chief Compliance Officer – Balanced Fund (since 2006) Chief Compliance Officer – Growth Fund (since 2006) Chief Compliance Officer – High Yield Fund (since 2006)

Mr. Boese is Chief Compliance Officer for Pax World Management (since January 2006). Prior to joining Pax World Management, Mr. Boese was Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, Massachusetts (2000-2006). Previously, Mr. Boese served in various compliance roles at JP Morgan Investors Services Corp.

Name, Address and Age	Position(s) Held With Funds; Term of Office(1); and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Director or Officer

(1998-2000) and T. Rowe Price Associates (1996-1998), as well as General Counsel of Jersey Environmental Contracting (1990-1996), and an Assistant Prosecutor in Monmouth County, New Jersey (1988-1990).

(1)

Directors of each Fund are elected each year at such Fund’s Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of such Fund or until a successor shall have been chosen and shall have qualified. Officers of each Fund are elected each year at such Fund’s Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of such Fund or until a successor shall have been chosen and shall have qualified.

(2), (3) and (4)	Designates a member of the Audit Committee of the Balanced, Growth and High Yield Funds, respectively.

(5), (6), and (7)	Designates a member of the Nomination and Compensation Committee of the Balanced, Growth and High Yield Funds, respectively.

Ownership of Shares in the Pax World Fund Family

The following table shows the amount of equity securities owned by the nominees in each Fund and in all investment companies in the Pax World Fund family overseen by the nominees as of December 31, 2005:

	Dollar Range of Equity Securities in the Balanced Fund	Dollar Range of Equity Securities in the Growth Fund	Dollar Range of Equity Securities in the High Yield Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in the Pax World Fund Family
Interested Nominees
Mr. Thomas W. Grant	$50,001-$100,000	$10,001-$50,000	None	$50,001-$100,000
Mr. Laurence A. Shadek	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000

Disinterested Nominees
Mr. Carl H. Doerge, Jr.	Over $100,000	$50,001-$100,000	$10,001-$50,000	Over $100,000
Mr. James M. Large, Jr.	$10,001-$50,000	Over $100,000	$10,001-$50,000	Over $100,000
Mr. Louis F. Laucirica	$0-$10,000	$0-$10,000	$0-$10,000	$10,001-$50,000
Mr. Sanford C. Sherman	$10,001-$50,000	$10,001-$50,000	None	$50,001-$100,000
Dr. Nancy S. Taylor	$50,001-$100,000	$10,001-$50,000	None	Over $100,000
Ms. Cynthia A. Hargadon	N/A	N/A	N/A	N/A

Compensation of Directors

The Funds pay each of their interested directors an annual retainer of $1,750 and each of their disinterested directors an annual retainer of $3,500 ($7,500 for the Lead Independent Director). In addition, Balanced Fund currently pays each of its disinterested directors a fee of $2,000, and each of its interested directors a fee of $1,000, for attendance at each meeting of the Board of Directors of Balanced Fund; and Growth and High Yield Funds currently pay each of their disinterested directors a fee of $1,000, and each of their interested directors a fee of $300, for attendance at each meeting of the Boards of Directors of such Funds. Members of the Boards of Directors of the Funds are also reimbursed for their travel expenses for attending meetings of the Boards of Directors. In addition, (i) Balanced Fund pays $2,000 and Growth and High Yield Funds pay $1,000 to each member of their respective Audit Committees for attendance at each Audit Committee meeting, and (ii) each Fund pays $300 to each member of its respective Nomination and Compensation Committees for attendance at each Nomination and Compensation Committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings.

The following table sets forth compensation information relating to directors of the Funds:

	Aggregate Compensation			Aggregate Pension Retirement Benefits Accrued as Part of	Estimated Annual Benefits	Total Compensation from the Funds and the Pax World
Name of Person and Position	Balanced Fund	Growth Fund	High Yield Fund	Fund Expenses	Upon Retirement	Fund Family*
Interested Directors
Mr. Thomas W. Grant	$9,750	$4,150	$4,150	$0	$0	$18,050
Mr. Laurence A. Shadek	$8,750	$3,850	$3,850	$0	$0	$16,450

Disinterested Directors
Mr. Carl H. Doerge, Jr.	$39,500	$21,500	$21,500	$0	$0	$82,500
Mr. James M. Large, Jr.	$37,500	$20,500	$20,500	$0	$0	$78,500
Mr. Louis F. Laucirica	$34,100	$19,100	$19,100	$0	$0	$73,200
Ms. Joy L. Liechty**	$34,100	$19,100	N/A	$0	$0	$53,200
Mr. Sanford C. Sherman	$37,500	$20,500	N/A	$0	$0	$58,000
Dr. Nancy S. Taylor	$34,100	$19,100	N/A	$0	$0	$53,200
Ms. Esther J. Walls***	$11,500	$7,500	$7,500	$0	$0	$26,500
Ms. Cynthia A. Hargadon****	N/A	N/A	N/A	N/A	N/A	N/A

* The total compensation paid to such persons by the Funds and the Pax World Fund Family for the fiscal year ended December 31, 2005. The parenthetical number represents the number of investment companies (including the Money Market Fund) from which such person receives compensation that are considered part of the Pax World Fund Family, because, among other things, they have a common investment adviser or sub-adviser.

** Ms. Liechty is not standing for re-election as a Director of the Funds.

*** Ms. Walls retired as a Director of the Funds on October 18, 2005.

**** Ms. Hargadon did not serve as a Director for any Fund during the fiscal year ended December 31, 2005.

Substantially all of the issued and outstanding shares of capital stock of Pax World Management are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seventy-three one hundredths percent (25.73%) ownership interest in H. G. Wellington. Brokerage commissions paid by Balanced Fund to H. G. Wellington during 2003, 2004 and 2005 totaled $274,273, $198,778 and $100,471, respectively (28%, 21% and 10%, respectively, of total commissions for such years); brokerage commissions paid by Growth Fund to H. G. Wellington during 2003, 2004 and 2005 totaled $42,735, $36,943 and $56,900, respectively (34%, 22% and 23%, respectively, of total commissions for such years); and brokerage commissions paid by High Yield Fund to H. G. Wellington during 2003, 2004 and 2005 totaled $1,239, $0 and $0, respectively (0.33%, 0% and 0%, respectively, of total commissions for years). The percentage of the Balanced, Growth and High Yield Funds’ aggregate dollar amount of transactions involving the payment of commissions effected through H. G. Wellington during 2003, 2004 and 2005 were 21%, 18% and 9%, respectively. Thomas W. Grant, the President of the Adviser and H. G. Wellington, has less than a 5% ownership interest in Pax World Management and H. G. Wellington.

Board Structure

The Board of Directors of each of Growth Fund and High Yield Fund held a total of six (6) meetings and Balanced Fund held a total of eight (8) meetings during the year ended December 31, 2005. In addition, the independent members of the Board of Directors of each Fund held a total of seven (7) combined meetings during the year ended December 31, 2005. The Boards each have two committees, the Audit Committee and the Nomination and Compensation Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Balanced Fund and Growth Fund Boards have determined that each has three “financial experts” (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on the respective Fund’s Audit Committee, namely Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman. The High Yield Fund Board has determined that it has two “financial experts” (as defined under Regulation S-K of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) serving on its Fund’s Audit Committee, namely Messrs. Carl H. Doerge, Jr. and James M. Large, Jr. Each Fund’s Audit Committee held a total of four (4) meetings during the year 2005. The Nomination and Compensation Committee has responsibility for nominating new members of a Fund’s Board of Directors. Shareholders of a Fund who desire to recommend candidates to the Fund’s Board of Directors should follow the procedures for shareholder proposals described below in the section entitled “Shareholder Proposals.” Dr. Nancy S. Taylor, Ms. Joy L. Liechty and Mr. Louis F. Laucirica serve on the Nomination and Compensation Committee. Ms. Joy L. Liechty is not standing for election at the Meeting. None of the Funds have any other standing committees. Each Fund’s Nomination and Compensation Committee held a total of two (2) meetings during the year 2005.

Communications to the Board of Directors of a Fund may be addressed as follows: Board of Directors, Fund name, c/o Laurence A. Shadek, Chairman of the Board, Fund name, 222 State Street, Portsmouth, NH 03801-3853; communications to an individual member of the Board of Directors of a Fund may be addressed to such member c/o [Fund name], 222 State Street, Portsmouth, NH 03801-3853. A copy of all communications addressed to the Board of Directors of a Fund as a whole shall be provided to each member of the Board of Directors of the Fund. Each Fund reserves the right to amend this policy at any time and from time to time without prior notice to the Fund’s shareholders.

Vote Required

Approval of each nominee for election as a director of each Fund requires the affirmative vote of holders of a plurality of the shares of each Fund present in person or represented by proxy at the Meeting.

The Board of Directors of each Fund recommends that shareholders vote FOR the eight nominees described in this proposal.

PROPOSAL 7.  RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of each Fund, on the recommendation of the respective Audit Committee of such Board of Directors, have unanimously approved the selection of Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm of each Fund for the fiscal year ending December 31, 2006 and hereby seek shareholder ratification of such selection. E&Y has advised the Funds that neither E&Y nor any of its members or employees has, or has had in the past three years, any financial interest in any Fund or any relation to any Fund other than the ownership by less than ten E&Y employees of shares of one or more funds comprising the Pax World Fund Family, which shares were divested by such employees, either prior to or immediately upon E&Y’s initial selection as the independent registered public accounting firm of each Fund, in accordance with the rules and regulations promulgated by the Securities and Exchange Commission. [Representatives of E&Y are expected to be present at the Meeting. They will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.]

AUDIT FEES. The aggregate fees billed each Fund for each of the last two fiscal years for professional services rendered by E&Y for the audit of such Fund’s annual financial statements and review of the financial statements included in each Fund’s interim reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements (including tax fees reported under “Tax Fees,” below) for fiscal years 2004 and 2005 were as follows:

Balanced Fund		Growth Fund		High Yield Fund
2004	2005	2004	2005	2004	2005
$64,097	$97,608	$41,326	$60,798	$45,446	$81,123

AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit or review of each Fund’s financial statements and are not reported under “Audit Fees,” above, of this Item were $0 and $0 for fiscal years 2004 and 2005, respectively, for each Fund, none of which were required to be approved by the Audit Committee of each Fund’s Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. There were no services rendered by E&Y during fiscal years 2004 and 2005 under this category.

TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning for fiscal years 2004 and 2005, none of which were required to be approved by the Audit Committee of each Fund’s Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were as follows:

Balanced Fund		Growth Fund		High Yield Fund
2004	2005	2004	2005	2004	2005
$10,500	$11,000	$10,500	$11,000	$10,500	$11,000

The nature of the services for which the fees disclosed under this category are: review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees,” above, of this Item, are $0 and $0 for fiscal years 2004 and 2005, respectively, for each Fund, none of which were required to be approved by the Audit Committee of each Fund’s Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. There were no services rendered by the principal accountant during fiscal years 2004 and 2005 under this category.

The pre-approval policies and procedures of the Audit Committee of each Fund’s Board of Directors described in paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X are as follows: all audit and non-audit services outside the scope of the engagement letter entered into between the Fund and E&Y dated September 30, 2003 are subject to pre-approval by the Audit Committee of each Fund’s Board of Directors.

The percentage of services described in “Audit-Related Fees,” “Tax Fees,” and “All Other Fees,” above, that were approved by the Audit Committee of each Fund’s Board of Directors pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X and the percentage of services described in “Audit-Related Fees,” “Tax Fees,” and “All Other Fees,” above, that were required to be approved by the Audit Committee of each Fund’s Board of Directors pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were as follows:

Balanced Fund

	Item	Approved	Required to be Approved
2004	Audit-Related Fees	Not Applicable	0%
	Tax fees	0%	0%
	All Other Fees	Not Applicable	0%
2005	Audit-Related Fees	Not Applicable	0%
	Tax fees	0%	0%
	All Other Fees	Not Applicable	0%

Growth Fund

	Item	Approved	Required to be Approved
2004	Audit-Related Fees	Not Applicable	0%
	Tax fees	0%	0%
	All Other Fees	Not Applicable	0%
2005	Audit-Related Fees	Not Applicable	0%
	Tax fees	0%	0%
	All Other Fees	Not Applicable	0%

High Yield Fund

	Item	Approved	Required to be Approved
2004	Audit-Related Fees	Not Applicable	0%
	Tax fees	0%	0%
	All Other Fees	Not Applicable	0%
2005	Audit-Related Fees	Not Applicable	0%
	Tax fees	0%	0%
	All Other Fees	Not Applicable	0%

The percentage of hours expended on the independent registered public accounting firm’s engagement to audit each Fund’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

The aggregate non-audit fees billed by each Fund’s independent registered public accounting firm for services rendered to each Fund, and rendered to Pax World Management (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Pax World Management that provides ongoing services to the Funds are $0 and $0 for fiscal years 2004 and 2005, respectively, for each Fund.

The Audit Committee of each Fund’s Board of Directors has not considered whether the provision of non-audit services that were rendered to Pax World Management (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with Pax World Management that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence because there were no non-audit services rendered by the Funds’ principal accountant to Pax World Management or such other entities.

Vote Required

Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for each Fund for the fiscal year ending December 31, 2006 requires the affirmative vote of holders of a majority of the outstanding voting securities of each Fund.

The Board of Directors of each Fund recommends that shareholders vote FOR this proposal.

OTHER INFORMATION

Certain additional information regarding the Meeting is presented below.

I.  Other Business

The Meeting has been called to transact any business that properly comes before it. The only business that Pax World Management intends to present or knows that others will present is the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

II.  Outstanding Shares and Significant Shareholders

All shareholders of record at the close of business on August 1, 2006, are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table in EXHIBIT 3 lists for each Fund the total number of shares outstanding as of the close of business on August 1, 2006, for each class of a Fund’s shares entitled to vote at the meeting.

The table in EXHIBIT 4 lists each holder of more than five percent of any class of shares of each Fund as of the close of business on August 1, 2006. [The directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund’s outstanding shares as of August 1, 2006.]

III.  Shareholder Proposals

If a shareholder of a Fund wants to include a proposal in the Fund’s proxy statement for presentation at the Meeting, the proposal must be received by August 15, 2006 and must otherwise comply with the rules of the Securities and Exchange Commission relating to the submission of shareholder proposals. Proposals must be mailed to the respective Fund’s principal executive offices at 222 State Street, Portsmouth, NH 03801-3853 Attention: Secretary. A shareholder proposal not included in a Fund’s proxy statement for the Meeting will be ineligible for presentation at that meeting.

IV.  Information About the Meeting and the Voting and Tabulation of Proxies

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in accordance with the recommendation of the Board as to that Proposal.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds’ Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.

For each Fund, a majority of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund.

Holders of record of shares of each Fund at the close of business on August 1, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof. With respect to Proposal 1, the shareholders of each Fund will vote separately by Fund. With respect to Proposal 2, the shareholders of each Fund will vote separately by Fund and separately on each Proposal 2.A. through 2.O. affecting the Fund. With respect to Proposal 3, the shareholders of Balanced Fund will vote on the amendments to the Fund’s distribution plan. With respect to Proposal 4, the shareholders of each Fund will vote separately by Fund on the amendment and restatement of the Fund’s investment advisory contract. With respect to Proposal 5, the shareholders of each Fund will vote separately by Fund on the Reorganization Plan. The Reorganization of each Fund is not contingent on the approval of the Reorganizations of the other Funds. With respect to Proposal 6, the shareholders of each Fund will vote separately by Fund on the election of directors. In the event that the Reorganization of your Fund is approved, the directors elected pursuant to Proposal 6 by shareholders of any Fund for which the Reorganization is approved will serve as trustees of Pax World Funds Series Trust I even if one or more of such directors is not elected by shareholders of the other Funds. With respect to Proposal 7, the shareholders of each Fund will vote separately by Fund to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm.

In determining whether a quorum is present, the tellers will count shares represented by proxies that reflect abstentions, and “broker non-votes,” as shares that are present and entitled to vote. [With respect to Proposal 6, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting.] With respect to any other Proposals, withheld authority, abstentions and broker non-votes have the effect of a vote “against” the Proposal. “Broker non-votes” are shares held by brokers or nominees as to which

(i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

V.  Adjournments

In the event that the necessary quorum to transact business or the vote required to approve the aforementioned proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any adjournment requires the affirmative vote of holders of a majority of the shares voting at the Meeting, whether present in person or represented by proxy. If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment. Votes withheld from any nominee, abstentions, and “broker non-votes” will be counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting.

VI.  Service Providers

Investment Adviser
Pax World Management Corp.
222 State Street
Portsmouth, New Hampshire   03801

Principal Underwriter
H.G. Wellington & Co., Inc.
14 Wall Street
New York, NY 10005

A copy of each Funds’ semi-annual and annual reports may be obtained, without charge, by writing to Pax World Management at 222 State Street, Portsmouth, NH 03801-3853, telephoning Pax World Management at 800-767-1729 (toll-free), visiting the Pax World Management website at www.paxworld.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

EXHIBIT 1

INVESTMENT ADVISORY CONTRACT

Investment Advisory Contract dated as of                  , 2006 between [PAX WORLD FUNDS SERIES TRUST I, a Massachusetts business trust] (the “Trust”), and PAX WORLD MANAGEMENT Corp., a Delaware corporation (the “Manager”).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.     SERVICES TO BE RENDERED BY MANAGER.

(a)         The Manager, at its expense, will furnish continuously an investment program for each of Pax World Balanced Fund, Pax World Growth Fund and Pax World High Yield Fund (each a “Fund”), each a series of the Trust, will determine what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held uninvested and shall, on behalf of each Fund, make changes in such investments. Subject always to the control of the Trustees of the Fund, the Manager will also manage, supervise and conduct the other affairs and business of each Fund, and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of applicable law, the Agreement and Declaration of Trust and By-Laws of the Trust and the stated investment objectives and policies of each Fund, and will use its best efforts to safeguard and promote the welfare of each Fund and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

(b)        The Manager, at its expense, will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for each Fund; and (3) all necessary administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of each Fund, including determination of each Fund’s net asset value, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of each Fund carrying out the investment management and related duties provided by this Contract.

(c)         The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for each Fund’s account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for each Fund the most favorable price and execution available, the Manager, bearing in mind the relevant Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

(d)        Each Fund will pay the fees, if any, of the Trustees of the Fund.

(e)         The Manager shall not be obligated to pay any expenses of or for a Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.     OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3.     COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

Each Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b) and (c) of Section 1, a fee as described in SCHEDULE A.

In the event that expenses of a Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of a Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Fund to the extent required by the terms and conditions of such expense limitation.

4.     ADDITIONAL SERVICES, EXPENSES, ETC.

The Manager shall bear the expenses for each Fund as described below (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) (i) with respect to the Balanced and Growth Funds that exceed, on a per annum basis, one and one-half percent (1.50%) of the average daily net asset value of such Fund per annum, (ii) with respect to the Individual Investor Class of shares of the High Yield Fund that exceed, on a per annum basis, one and one-half percent (1.50%) of the average daily net asset value of such class, and (iii) with respect to the Institutional Class of shares of the High Yield Fund that exceed, on a per annum basis, one and fifteen- hundredths percent (1.15%) of the average daily net asset value of such class. Such expenses include: (i) the reimbursement of organizational expenses; (ii) fees paid to unaffiliated directors of such Fund; (iii) the commissions and/or fees of such Fund’s custodian, distributor, registrar, transfer and dividend disbursing agent, independent registered public accounting firm and legal counsel; (iv) taxes, brokerage commissions and all other expenses incurred in connection with portfolio transactions; and (v) expenses related to shareholder communications including all expenses of shareholders’ and Board of Directors’ meetings and of preparing, printing and mailing Fund share certificates, reports, notices, proxy statements and prospectuses to Fund shareholders and Directors.

5.     ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment.

6.     EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 5) until terminated as follows:

(a)         Either party hereto may at any time terminate this Contract by not more than sixty days’ nor less than thirty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b)        If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of a Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later.

Action by a Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Contract pursuant to this Section 6 will be without the payment of any penalty.

7.     CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares of a Fund” means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person” and “assignment” shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder (the “1940 Act”), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, and the Rules and Regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

8.     NON-LIABILITY OF MANAGER.

The Manager shall give the Fund the benefit of its best judgment and efforts in rendering the services set forth herein. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to a Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

9.     LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, [PAX WORLD FUNDS SERIES TRUST I] and PAX WORLD MANAGEMENT CORP. have each caused this instrument to be signed in duplicate in its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.

[PAX WORLD FUNDS SERIES TRUST I]

By:

PAX WORLD MANAGEMENT CORP.

By:

SCHEDULE A

Fee Schedule

Pax World Balanced Fund

For services rendered as described in Section 3 of the Investment Advisory Contract, Pax World Balanced Fund shall pay the Manager a fee, computed and paid monthly at the annual rate of $25,000 if the average net assets of the Fund are less than $5 million, and at the annual rate of 1.00% of the first $25 million, and 0.75% of assets in excess thereof, of average net asset value of the Fund.

Pax World Growth Fund

For services rendered as described in Section 3 of the Investment Advisory Contract, Pax World Growth Fund shall pay the Manager a fee, computed and paid monthly at the annual rate of $25,000 if the average net assets of the Fund are less than $5 million, and at the annual rate of 1.00% of the first $25 million, and 0.75% of assets in excess thereof, of average net asset value of the Fund.

Pax World High Yield Fund

For services rendered as described in Section 3 of the Investment Advisory Contract, Pax World High Yield Fund shall pay the Manager a fee, computed and paid monthly at the annual rate of $25,000 if the average net assets of the Fund are less than $5 million, and at the annual rate of 1.00% of the first $25 million, and 0.75% of assets in excess thereof, of average net asset value of the Fund.

Fee Calculation

Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Investment Advisory Contract is in effect. Such fee shall be payable for each fiscal month within 15 days after the close of such month and shall commence accruing as of the date of the initial issuance of shares of each Fund to the public.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

In addition, you agree to waive the compensation payable by a Fund to the Manager under this Fee Schedule to the extent necessary to offset the amount of the advisory fees payable by Pax World Money Market Fund, Inc. (the “Pax World Money Market Fund”) with respect to any assets of a Fund which are invested in the Pax World Money Market Fund.

EXHIBIT 2

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 9, 2006, is by and among each Delaware corporation  identified in Exhibit A hereto (each an “Acquired Fund”) and Pax World Funds Series Trust I (the “Acquiring Trust”), a Massachusetts business trust on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the same class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.      TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a) Each Acquired Fund will transfer and deliver to the Acquiring Trust, on behalf of the corresponding Acquiring Fund, and the Acquiring Trust, on behalf of such Acquiring Fund, will acquire, all the assets of such Acquired Fund as set forth in paragraph 1.2;

(b) The Acquiring Trust, on behalf of each Acquiring Fund, will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”); and

(c) The Acquiring Trust, on behalf of each Acquiring Fund, will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares the number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the applicable class computed in the manner and as of the time and date set forth in paragraph 2.2.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2  The assets of each Acquired Fund to be acquired by the Acquiring Trust, on behalf of the corresponding Acquiring Fund, shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by such Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of such Acquired Fund on the Closing Date.  The Acquiring Trust, on behalf of each Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the corresponding Acquired Fund’s current and former directors and officers, acting in their capacities as such, under the Acquired Fund’s organizational documents as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Trust, on behalf of such Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of such Acquiring Fund, its successors or assigns.

1.3  As provided in paragraph 3.4, on the Closing Date, each Acquired Fund will liquidate and distribute pro rata to shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received by such Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the Acquiring Trust, on behalf of the corresponding Acquiring Fund, to open accounts on the share records of the Acquiring Trust, on behalf of the corresponding Acquiring Fund, in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders.  The Acquiring Trust, on behalf of each Acquiring Fund, shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4  With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of an Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5  If applicable, as soon as practicable after the Closing Date, each Acquired Fund shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law.  After the Closing Date, no Acquired Fund shall conduct any business except in connection with its liquidation, deregistration and dissolution.

2.      VALUATION.

2.1  For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the Acquiring Trust, on behalf of the corresponding Acquiring Fund, hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Trust (collectively, as amended or supplemented from time to time, the “Acquiring Trust Prospectus”) for determining net asset value.

2.2  For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Trust and the Acquiring Trust Prospectus.

3.      CLOSING AND CLOSING DATE.

3.1  The Closing Date shall be on         , 2006, or on such other date as the parties may agree.  The Closing shall be held at   9 a..m. at Pax World Management Corporation’s offices, 222 State Street, Portsmouth, New Hampshire 03801-3853, or at such other time and/or place as the parties may agree.

3.2  The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Trust (the “Custodian”), for examination no later than five (5) business days preceding the Valuation Date.  On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “[State Street Bank and Trust Company], custodian for [Name of Acquiring Fund].”

3.3  In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquired Fund or the Acquiring Trust is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three (3) business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the Acquiring Trust upon the giving of written notice to the other party.

3.4  At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Treasurer, Secretary or Assistant Secretary of the Acquired Fund.  The Acquiring Trust, on behalf of each Acquiring Fund, will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the corresponding Acquired Fund’s account on the books of the Acquiring Trust, on behalf of such Acquiring Fund.  On the Closing Date, the Acquiring Trust, on behalf of each Acquiring Fund, will provide to the Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of such Acquired Fund shareholders as provided in paragraph 1.3.

3.5  At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.      REPRESENTATIONS AND WARRANTIES.

4.1  Each Acquired Fund represents and warrants the following to the Acquiring Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) The Acquired Fund is a corporation duly organized and validly existing under the laws of the State of Delaware;

(b) The Acquired Fund is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect;

(c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e) Except as has been disclosed to the corresponding Acquiring Fund, the Acquired Fund has no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by Ernst & Young LLP, an independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g) Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof.  All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue to meet such requirements at all times through the Closing Date.   The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect.  The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(j) Exhibit B attached hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B attached hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed to the corresponding Acquiring Fund;

(l) The execution, delivery and performance of this Agreement has been duly authorized by the directors of the Acquired Fund, and, upon approval thereof by the holders of a majority of the outstanding voting securities of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund shareholders as provided in paragraph 1.3;

(n) The information provided by the Acquired Fund for use in the Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Trust, on behalf of the corresponding Acquiring Fund, pursuant to this Agreement.  At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Trust, on behalf of the corresponding Acquiring Fund, will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Trust.  As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q) Reserved;

(r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Trust, on behalf of the corresponding Acquiring Fund, or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Trust.

4.2  The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) The Acquiring Fund is a series of the Acquiring Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

(b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c) At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d) At the Closing Date, the Acquiring Trust will have good and marketable title to its assets;

(e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Trust is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f) Except as has been disclosed to the corresponding Acquired Fund, the Acquiring Fund has no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust, on behalf of the Acquiring Fund,, any of its properties or assets, or any person whom the Acquiring Trust, on behalf of the Acquiring Fund, may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Trust, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g) Reserved;

(h) Reserved;

(i) As of the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund’s tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Trust’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j) The Acquiring Fund was established by the Trustees of the Acquiring Trust in order to effect the transactions described in this Agreement.  The Acquiring Fund has not yet filed its first federal income tax return.  The Acquiring Fund will file its first income tax return at the completion of its first taxable year as a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

(k) Reserved;

(l) Reserved;

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust on behalf of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n) The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o) The information to be furnished by the Acquiring Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust on behalf of the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.      COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the Acquiring Trust on behalf of the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1  The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2  The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3  In connection with the Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4  The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the Prospectus/Proxy Statement and the Registration Statement, as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5  The Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

5.6  Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7  The Acquiring Trust on behalf of the Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust on behalf of the corresponding Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1  The corresponding Acquiring Fund shall have delivered to the Acquired Fund, a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2  The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP dated the Closing Date, and in a form satisfactory to the Acquired Fund, to the following effect:

(a) The Acquiring Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

(b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Registration Statement and the Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d) The Acquisition Shares to be issued for transfer to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement,  judgment, or decree to which the corresponding Acquiring Fund is a party or by which it is bound;

(f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement which are not described as required;

(h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i) To the knowledge of such counsel, except as has been disclosed to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1  The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2  The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a) The corresponding Acquired Fund is duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted;

(b) This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d) The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its respective obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f) Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

(g) The corresponding Acquired Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h) To the knowledge of such counsel, except as has been disclosed to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3  Reserved.

7.4  The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5  The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND THE CORRESPONDING ACQUIRED FUND.

The respective obligations of each Acquired Fund and the Acquiring Trust on behalf of the corresponding Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

8.1  This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2  On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, which opinions shall be based upon certain factual representations and subject to certain qualifications, each substantially to the effect that, on the basis of existing provisions of the Code, current administrative rules, and court decisions, generally for federal income tax purposes, except as noted below:

(a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c) No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d) The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e) The holding periods of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the respective periods during which such assets were held by the Acquired Fund;

(f) No gain or loss will be recognized by the Acquired Fund shareholders upon the distribution of the Acquisition Shares to them in exchange for their Acquired Fund;

(g) The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

(h) An Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

(i) The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant Acquisition will be as described above.

8.6  At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the corresponding Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.      BROKERAGE, FEES AND EXPENSES.

9.1  The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2  All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by the Fund.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1 Each Acquired Fund and the corresponding Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.   TERMINATION.

11.1 This Agreement may be terminated by the mutual agreement of each Acquired Fund and the Acquiring Trust.  In addition, either the Acquired Fund or the Acquiring Trust may at its option terminate this Agreement at or prior to the Closing Date because:

(a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.   AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and the corresponding Acquiring Fund provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the determine of such shareholders without their further approval.

13.   NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, 222 State Street, Portsmouth, New Hampshire 03801-3853, Attention: Secretary.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is  hereby given that no trustee, officer, agent or employee of such fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the relevant Acquiring Fund.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

PAX WORLD BALANCED FUND
PAX WORLD GROWTH FUND
PAX WORLD HIGH YIELD FUND

By:
Name:
Title:

PAX WORLD FUNDS SERIES TRUST I

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)
Pax World Balanced Fund	Pax World Balanced Fund
Individual Investor	Individual Investor
Pax World Growth Fund	Pax World Growth Fund
Individual Investor	Individual Investor
Pax World High Yield Fund	Pax World High Yield Fund
Individual Investor	Individual Investor
Institutional Class	Institutional Class

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital
Pax World Balanced Fund	Individual Investor

Pax World Growth Fund	Individual Investor

Pax World High Yield Fund	Individual Investor Institutional Class

EXHIBIT 3

OUTSTANDING SHARES

[To be added]

C-1

EXHIBIT 4

SIGNIFICANT SHAREHOLDERS

[To be added]

D-1

Form of Proxy Card

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free [ ], or go to website: https://[ ].com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PAX WORLD BALANCED FUND
PAX WORLD GROWTH FUND
PAX WORLD HIGH YIELD FUND
PROXY FOR THE COMBINED ANNUAL MEETING OF
SHAREHOLDERS
250 Market Street, Portsmouth, New Hampshire 03801
9 a.m., Eastern time, on September 28, 2006

PROXY CARD

The undersigned hereby appoints Maureen L. Conley and Joseph F. Keefe, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of each Fund that the undersigned is entitled in any capacity to vote at the above-stated combined annual meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Meeting”), on the matter set forth in the Notice of Combined Annual Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may properly be brought before the Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted, in the case of Proposal 6, FOR election of all nominees and, in the case of all other Proposals, FOR approval of the Proposals. All ABSTAIN votes will be counted in determining the existence of a quorum at the Meeting.

Receipt of the Notice of Combined Annual Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://[ ].com VOTE VIA THE TELEPHONE: [ ]

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND. THE BOARD RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 6, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF EACH PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ☒

PROPOSAL 1

To eliminate the fundamental investment policies that currently constitute the Funds’ social screening criteria (as described in greater detail in the attached proxy statement, the directors intend to adopt modified and expanded, non-fundamental social screening criteria for your Fund to implement a more comprehensive, proactive and engaged approach to socially responsible investing).

	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2 To approve amendments to and the elimination of certain other fundamental investment policies of your Fund.	FOR ALL (Except as marked) ☐	AGAINST ALL ☐	ABSTAIN ALL ☐

PROPOSAL 2.A. To approve the elimination of certain Funds’ fundamental investment policies with respect to short sales.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.B. To approve the elimination of the Funds’ fundamental investment policies with respect to investing for the purpose of exercising control.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.C. To approve the elimination of the Funds’ fundamental investment policies with respect to concentrating investments in securities of foreign issuers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.D. To approve an amendment to the Funds’ fundamental investment policies with respect to diversification of investments.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.E. To approve an amendment to the Funds’ fundamental investment policies with respect to investments in real estate.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.F. To approve an amendment to the Funds’ fundamental investment policies with respect to investments in commodities.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.G. To approve an amendment to the Funds’ fundamental investment policies with respect to making loans.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.H. To approve an amendment to the Funds’ fundamental investment policies with respect to underwriting of securities.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.I. To approve the elimination of certain Funds’ fundamental investment policies with respect to purchasing securities on margin.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.J. To approve an amendment to the Funds’ fundamental investment policies with respect to borrowing money, pledging assets and issuing senior securities.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.K. To approve the elimination of the Funds’ fundamental investment policies with respect to purchasing securities of companies less than three years old.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.L. To approve the elimination of certain Funds’ fundamental investment policies with respect to purchasing interests in oil, gas or other mineral exploration or development programs.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.M. To approve the elimination of certain Fund’s fundamental investment policies with respect to investments in other registered investment companies.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.N. To approve the elimination of Balanced Fund’s fundamental investment policies with respect to buying and selling put and call options.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2.O. To approve the elimination of Balanced Fund’s fundamental investment policies with respect to participate on a joint and several basis in any trading account in securities.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 3 To approve amendments to the distribution plan of Pax World Balanced Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 4 To approve the amendment and restatement of the investment advisory contract between your Fund and Pax World Management Corp.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 5 To approve the reorganization of your Fund into a separate, corresponding newly-formed series (a “New Fund”) of Pax World Funds Series Trust I, a Massachusetts	FOR ☐	AGAINST ☐	ABSTAIN ☐

business trust, pursuant to an Agreement of Plan of Reorganization of your Fund providing for, and authorizing certain related actions involving: (i) the transfer of all of the assets of your Fund to the corresponding New Fund, in exchange for shares of the corresponding New Fund and the assumption by the corresponding New Fund of all of the liabilities of your Fund; (ii) the distribution of such shares to the shareholders of each Fund in complete liquidation of your Fund; and (iii) the dissolution under state law of your Fund.

PROPOSAL 6 Election of Directors

NOMINEES:			FOR ALL	WITHHOLD
(01) Thomas W. Grant	(04) Cynthia A. Hargadon.	(07) Sanford C. Sherman	NOMINEES	AUTHORITY
(02) Laurence A. Shadek	(05) James M. Large, Jr.	(08) Nancy S. Taylor	LISTED	TO VOTE
(03) Carl H. Doerge, Jr.	(06) Louis F. Laucirica		(EXCEPT	FOR ALL
			AS NOTED AT LEFT) ☐	NOMINEES LISTED ☐

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY ABOVE.

PROPOSAL 7 To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of your Fund.			FOR ☐	AGAINST ☐	ABSTAIN ☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/31/69	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor